FUND TYPE:
--------------------
Global debt



INVESTMENT OBJECTIVE:
--------------------

Total return, made up
of current income and
capital appreciation


PRUDENTIAL
GLOBAL LIMITED
MATURITY FUND, INC.

--------------------------
LIMITED MATURITY PORTFOLIO


PROSPECTUS DATED JANUARY 22, 1999

As with all mutual funds, the Securities and Exchange Commission has not approved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


[LOGO]

TABLE OF CONTENTS

 1   RISK/RETURN SUMMARY
 1   Investment Objective and Principal Strategies
 1   Principal Risks
 2   Evaluating Performance
 3   Fees and Expenses

 6   HOW THE FUND INVESTS
 6   Investment Objective and Policies
 8   Other Investments
 10  Derivative Strategies
 11  Additional Strategies
 12  Investment Risks

 16  HOW THE FUND IS MANAGED
 16  Manager
 16  Investment Adviser
 16  Portfolio Managers
 17  Distributor
 17  Year 2000 Readiness Disclosure

 18  FUND DISTRIBUTIONS AND TAX ISSUES
 18  Distributions
 19  Tax Issues
 20  If You Sell or Exchange Your Shares

 22  HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
 22  How to Buy Shares
 30  How to Sell Your Shares
 34  How to Exchange Your Shares

 36  FINANCIAL HIGHLIGHTS
 37  Class A Shares
 38  Class B Shares
 39  Class C Shares
 40  Class Z Shares

 42  THE PRUDENTIAL MUTUAL FUND FAMILY

     FOR MORE INFORMATION (BACK COVER)

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LIMITED MATURITY PORTFOLIO            [LOGO] (800) 225-1852

RISK/RETURN SUMMARY

This section highlights key information about the PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.--LIMITED MATURITY PORTFOLIO, which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES



Our investment objective is to maximize total return, made up of CURRENT INCOME and CAPITAL APPRECIATION. We normally invest in income-producing securities of issuers in at least five different countries, including the United States. To achieve our income objective, we look for investment-grade securities denominated in U.S. dollars and foreign currencies. The Fund may invest up to 20% of its assets in noninvestment-grade securities--also known as high yield or "junk bonds"--which have a higher risk of default and tend to be less liquid. While we make every effort to achieve our objective, we can't guarantee success.


PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in bonds, there is the risk that interest rates will go up significantly, which generally causes bond prices to go down. Bonds with longer maturity dates typically produce higher yields and are subject to greater price shifts as a result of changes in interest rates than bonds with shorter maturity dates.
     Bond prices and the Fund's net asset value generally move in opposite directions--if interest rates go up, the prices of the bonds in the Fund's portfolio may fall because the bonds the Fund holds won't, as a rule, pay as well as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall. There is also the risk that the borrower will not repay the debt. In addition, the Fund may actively and frequently trade its portfolio securities.
     Since we invest in foreign securities, there are more risks than if we invested only in obligations of the U.S. government and U.S. corporations. The amount of income available for distribution may be affected by our foreign currency gains or losses and certain hedging activities. Foreign markets,


--------------------------------------------------------------------------------
MULTI-MARKET  STRATEGY
In deciding  when to buy or sell, we consider a country's
economic strength as well as the relationship of its currency to the U.S. dollar, credit quality and interest rates. Sometimes we may invest more than 25% of the Fund's total assets in one country if we think it will help the Fund achieve its investment objective.
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

especially those in developing countries, tend to be more volatile than U.S. markets and changes in currency exchange rates can reduce or increase market performance.
     The Fund is non-diversified, meaning we can invest more than 5% of our assets in the securities of any one issuer. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund.
     The Fund may use risk management techniques to try to preserve assets or enhance return. These strategies may present above average risks. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have ocurred. Some of our investment strategies involve additional risks. Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "Investment Risks."
     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE

A number of factors--including risk--affect how the Fund performs. The following bar chart and table show the Fund's performance for each full calendar year of operation. They demonstrate the risk of investing in the Fund and how returns can change from year to year. Past performance does not mean that the Fund will achieve similar results in the future.

ANNUAL RETURNS 1 (CLASS B SHARES)
--------------------------------------------------------------------------------
     1991       9.68%
     1992      -1.01%
     1993       7.08%
     1994      -5.13%
     1995       8.38%
     1996      11.98%
     1997       3.28%
     1998       2.88%

 BEST QUARTER: 4.06% (4th quarter of 1996) WORST QUARTER: -5.67%
 (3rd quarter of 1992)
--------------------------------------------------------------------------------
1 THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE
  INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN.



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2  LIMITED MATURITY PORTFOLIO            [LOGO] (800) 225-1852

RISK/RETURN SUMMARY


AVERAGE ANNUAL RETURNS1 AS OF 12/31/98
--------------------------------------------------------------------------------
                              1 YR        5 YRS          SINCE INCEPTION
  Class A shares             (.56)%        4.07%    4.83% (Since 11-1-90)
  Class B shares             (.12)%        4.12%    4.50% (Since 11-1-90)
  Class C shares               .85%         N/A     5 43% (Since 8-1-94)
  Class Z shares              3.68%         N/A     4.26% (Since 1-27-97)
  Morgan GSTI2               11.16%        6.60%              N/A
  Lipper Average3             6.23%        5.57%              N/A


1 THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES.


2 THE J. P. MORGAN GLOBAL SHORT-TERM INDEX (GSTI) IS A WEIGHTED INDEX OF LIQUID,
  SHORT-TERM GOVERNMENT BONDS OF THE FOLLOWING NATIONS: BELGIUM, SWEDEN, GERMANY, AUSTRALIA, CANADA, DENMARK, FRANCE, ITALY, JAPAN, THE NETHERLANDS, SPAIN, THE UNITED STATES AND THE UNITED KINGDOM. THE GSTI IS AN UNMANAGED INDEX AND CHANGES IN MARKET CAPITALIZATION IN THE GSTI ARE REVISED MONTHLY. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. THE SECURITIES IN THE GSTI MAY BE VERY DIFFERENT FROM THOSE IN THE FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. GSTI RETURNS SINCE INCEPTION OF EACH CLASS ARE 7.02% FOR CLASS A, 7.02% FOR CLASS B, 6.65% FOR CLASS C AND 6.18% FOR CLASS Z SHARES. SOURCE: LIPPER, INC.
3 THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE
  LIPPER GLOBAL INCOME CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. LIPPER RETURNS SINCE INCEPTION OF EACH CLASS ARE 7.23% FOR CLASS A, 7.23% FOR CLASS B, 7.85% FOR CLASS C AND 5.31% FOR CLASS Z SHARES.
  SOURCE: LIPPER,   INC.



FEES AND EXPENSES

These tables show the sales charges, fees and expenses for each share class of the Fund--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

RISK/RETURN SUMMARY

SHAREHOLDER FEES1 (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------


                                              CLASS A     CLASS B    CLASS C  CLASS Z
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)   3%       None        1%     None
  Maximum deferred sales charge (load)
  (as a percentage of the lower of original
  purchase price or sale proceeds)              None        3%2       1%3     None
  Maximum sales charge (load) imposed
  on reinvested dividends and other
  distributions                                 None       None      None     None
  Redemption fees                               None       None      None     None
  Exchange fee                                  None       None      None     None



  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                             CLASS A     CLASS B   CLASS C  CLASS Z
  Management fees                               .55%       .55%      .55%     .55%
  + Distribution and service (12b-1) fees       .30%4      1.00%4    1.00%4    None
  + Other expenses                              .66%       .66%      .66%     .66%
  = Total annual Fund operating expenses       1.51%      2.21%     2.21%    1.21%



1 YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND
  SALES OF SHARES.
2 THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1%
  ANNUALLY TO 1% IN THE THIRD AND FOURTH YEARS AND 0% IN THE FIFTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY FIVE YEARS AFTER PURCHASE.
3 THE CDSC FOR  CLASS C SHARES  IS 1% FOR  SHARES  REDEEMED  WITHIN 18 MONTHS OF
  PURCHASE.
4 THE DISTRIBUTOR OF THE FUND HAS VOLUNTARILY REDUCED ITS DISTRIBUTION AND
  SERVICE FEES FOR CLASS A SHARES TO .15% OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES AND .75% OF 1% OF BOTH THE CLASS B AND CLASS C SHARES. THESE VOLUNTARY REDUCTIONS MAY BE TERMINATED AT ANY TIME WITHOUT NOTICE. WITH THESE REDUCTIONS, TOTAL ANNUAL FUND OPERATING EXPENSES ARE 1.36% FOR CLASS A SHARES AND 1.96% FOR BOTH CLASS B AND CLASS C SHARES.





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4  LIMITED MATURITY PORTFOLIO            [LOGO] (800) 225-1852

RISK/RETURN SUMMARY

EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------

                                                1 yr      3 yrs     5 yrs   10 yrs
  Class A shares                                $449       $763     $1099    $2047
  Class B shares                                $524       $791     $1185    $2130
  Class C shares                                $422       $784     $1273    $2619
  Class Z shares                                $123       $384     $ 665    $1466

     You would pay the following expenses on the same investment if you did not sell your shares:

--------------------------------------------------------------------------------

                                                1 yr      3 yrs     5 yrs   10 yrs
  Class A shares                                $449       $763     $1099    $2047
  Class B shares                                $224       $691     $1185    $2130
  Class C shares                                $322       $784     $1273    $2619
  Class Z shares                                $123       $384     $ 665    $1466

HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is to maximize TOTAL RETURN, made up of CURRENT INCOME and capital appreciation. This means we seek investments that will increase in value, as well as pay the Fund interest and other income. While we make every effort to achieve our objective, we can't guarantee success.


    In pursuing our objective, we normally invest at least 65% of the Fund's total assets in INCOME-PRODUCING SECURITIES--these include U.S. government and agency securities, securities issued by foreign governments and their agencies and supranational organizations, corporate debt instruments, commercial paper, loan participationst, zero coupon securities, certificates of deposit, bankers' acceptances and time deposits. The Fund can invest up to 10% of its total assets in "stripped securities" combined with investments in similar U.S. government securities (securities where the principal or a scheduled interest payment is sold separately) of U.S. and foreign government debt securities. We also can buy equity-related securities such as common stock, preferred stock and convertible securities.


--------------------------------------------------------------------------------
THE EURO

On January 1, 1999, 11 of the 15 member states of the European Union introduced the "euro" as a common currency. During a three year transitional period, the euro will coexist with each participating state's currency. Beginning July 1, 2002, the euro is anticipated to become the sole currency of the member states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state.


The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.


--------------------------------------------------------------------------------


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6  LIMITED MATURITY PORTFOLIO            [LOGO] (800) 225-1852

HOW THE FUND INVESTS


     As a "global" fund, we usually invest in issuers from at least five different countries, including the U.S. Although the Fund adjusts this mix as market conditions and economic outlooks change, it typically invests at least 30% of its total assets in U.S. dollar-denominated securities and at least 50% of the Fund's assets in securities denominated in U.S., Canadian, Australian or New Zealand dollars. We may invest 25% or more of total assets in a particular country or countries. The Fund may invest in securities of developing countries, which may be subject to more abrupt or erratic market movements than those of developed countries.
     Most of the Fund's debt securities are "investment-grade." This means major rating services, like Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), have rated the securities within one of their four highest quality grades. Up to 20% of the Fund's total assets may be invested in lower-rated securities, which are riskier and considered "speculative." These high-yield or "junk" bonds have a minimum rating of B by Moody's or S&P or another major rating service at the time they are purchased. The Fund may continue to hold such a security if it is subsequently downgraded below B or is no longer rated by a major rating service. We also may invest in obligations that are not rated, but that we believe are of comparable quality to the obligations described above.
     The Fund has a weighted average maturity of more than two, but less than five years, with the maturity of individual securities generally not more than 10 years. The maturity of a bond is simply the number of years until the principal is due and payable. Weighted average maturity is calculated by adding the maturities of all of the bonds in a portfolio and dividing by the number of bonds on a weighted basis.
     The Fund may also use a variety of "hedging" strategies intended to help protect the value of the Fund's securities rather than to make a profit. These may include derivative transactions which are described in more detail in the Fund's Statement of Additional Information.
     For more information about this Fund and its investments, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

HOW THE FUND INVESTS

     The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS
We may also use the following investment strategies to increase the Fund's returns or protect its assets if market conditions warrant.


TEMPORARY DEFENSIVE INVESTMENTS AND CASH MANAGEMENT


Under normal circumstances, the Fund may invest in corporate debt securities, commercial paper, certificates of deposit, bankers' acceptances and time deposits of U.S. or foreign banks with assets of at least $500 million, obligations issued or guaranteed by the U.S. government and its agencies and foreign governments and their agencies. In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in securities denominated in U.S. dollars or U.S. Treasury securities or hold cash. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the bond markets are volatile.



EQUITY-RELATED SECURITIES


The Fund may invest up to 10% of its assets in EQUITY-RELATED SECURITIES (including as part of the 10%, up to 5% in convertible securities). These include common stocks, nonconvertible preferred stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures, including partnerships and joint ventures, real estate investment trusts and similar securities like American Depositary Receipts (ADRs). ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank (or a foreign branch of a U.S. bank). Convertible securities are bonds, debentures, corporate notes and preferred stocks that can be converted into the company's common stock or some other equity security.



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8  LIMITED MATURITY PORTFOLIO            [LOGO] (800) 225-1852

HOW THE FUND INVESTS

LOAN PARTICIPATIONS
The Fund may invest up to 5% of its total assets in high-quality participation interests in loans extended by banks to U.S. and foreign companies. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. The loan agreement among the corporate borrower and the co-lenders identifies the agent bank as well as sets forth the rights and duties of the parties. The agreement often (but not always) provides for the collateralization of the corporate borrower's obligations and includes various types of restrictive covenants which must be met by the borrower.



ZERO COUPON SECURITIES


We can invest up to 10% of total assets in ZERO COUPON SECURITIES. These are bonds that are sold for a price that is less than their stated value. Interest payments on a zero coupon bond are not made during the life of the bond, but at the bond's maturity, the holder gets the bond's stated value. The difference between the price paid for the bond and the amount paid to the holder at the bond's maturity is the holder's return. This type of security may experience greater fluctuation in value and less liquidity than similarly rated bonds that pay interest at regular intervals.



ADJUSTABLE/FLOATING RATE SECURITIES
The Fund can invest in adjustable or floating rate securities whose interest rate is calculated by reference to a specific index and is reset periodically. The value of adjustable or floating rate securities does not respond as quickly to changing interest rates as do fixed rate securities.

REPURCHASE AGREEMENTS
The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund.

HOW THE FUND INVESTS

DERIVATIVE STRATEGIES


We may use alternative investment strategies--including investing in DERIVATIVES--to try to improve the Fund's returns or protect its assets, although we cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money.
     Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings.
     Because we are a global fund and invest in securities denominated in different foreign currencies, we may use "currency hedges." Currency hedges can help protect the Fund's NAV from declining if a particular foreign currency were to decrease in value compared to the U.S. dollar.
     The Fund may invest without limit in commercial paper and other instruments that are "indexed" to certain specific foreign currency exchange rates. This means that the instrument's principal amount is adjusted upward or downward (but not below zero) to reflect changes in the exchange rate between two currencies from the time the instrument is outstanding until it matures. When the Fund purchases one of these instruments, it pays with the currency in which the instrument is denominated and, at maturity, it receives interest and principal payments in the same currency. These instruments offer the potential for realizing gains as a result of changes in foreign currency exchange rates that can be used to hedge (or cross-hedge) against a decline in the U.S. dollar value of the investments while providing an attractive money market rate of return.



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10 LIMITED MATURITY PORTFOLIO            [LOGO] (800) 225-1852

HOW THE FUND INVESTS


    For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (the Fund can lend up to 30% of the value of its total assets, including collateral received in the transaction); and holds ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is "NONDIVERSIFIED," meaning it can invest more than 5% of its assets in the securities of any one issuer. The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

PORTFOLIO TURNOVER

As a result of the strategies described above, the Fund may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Fund's performance. It can also result in a greater amount of distributions as ordinary income rather than long-term capital gains.

HOW THE FUND INVESTS


INVESTMENT RISKS


As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indices, performance of the Fund can deviate from performance of the indices. This chart outlines the key risks and potential rewards of the Fund's principal investments. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.




INVESTMENT TYPE                          RISKS                            POTENTIAL REWARDS
% OF FUND'S ASSETS                       -----                            -----------------
-----------------

                                      >> The Fund's share              >> Bonds have generally
INCOME-PRODUCING                         price, yield and                 outperformed money
SECURITIES                               total return may                 market instruments
                                         fluctuate in                     over the long term
AT LEAST 65% OF TOTAL ASSETS             response to bond                 with less risk than
                                         market movements                 stocks


                                      >> Credit risk--the              >> Most bonds will rise
                                         default of an issuer             in value when
                                         would leave the Fund             interest rates fall
                                         with unpaid interest
                                         or principal. The
                                         lower a bond's
                                         quality, the higher
                                         its potential
                                         volatility
                                                                       >> Regular interest income


                                      >> Market risk--the              >> Generally more
                                         risk that the market             secure than stock
                                         value of an investment           since companies must
                                         may move up or down,             pay their debts
                                         sometimes rapidly or             before paying
                                         unpredictably. Market            stockholders
                                         risks may affect an
                                         industry, a sector            >> Investment-grade
                                         or the market as a               bonds have a lower
                                         whole                           risk of default


                                      >> Interest rate                 >> Principal and
                                         risk--the value of               interest on
                                         most bonds will fall             government
                                         when interest rates              securities may be
                                         rise; the longer a               guaranteed by the
                                         bond's maturity and              issuing government
                                         the lower its credit
                                         quality, the more             >> Junk bonds offer
                                         its value typically              higher yields and
                                         falls. It can lead               higher potential
                                         to price volatility,             gains
                                         particularly for
                                         junk bonds and
                                         stripped securities

                                      >> As a non-diversified
                                         fund, we will have
                                         greater exposure to
                                         loss from a single
                                         issuer

                                      >> Not all government
                                         securities are
                                         insured or
                                         guaranteed by the
                                         government but only
                                         by the issuing
                                         agency

                                      >> Junk bonds (rated
                                         BB/Ba or lower) have
                                         a higher risk of
                                         default, tend to be
                                         less liquid and may
                                         be more difficult to
                                         value.

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12 LIMITED MATURITY PORTFOLIO            [LOGO] (800) 225-1852




HOW THE FUND INVESTS




INVESTMENT TYPE (CONT'D)                 RISKS                            POTENTIAL REWARDS
% OF FUND'S ASSETS                       -----                            -----------------
------------------------
                                      >> Foreign markets,              >> Investors can
FOREIGN SECURITIES                       economies and                    participate in
                                         political systems                foreign markets and
PERCENTAGE VARIES,                       may not be as stable             companies operating
BUT USUALLY IS GREATER                   as in the U.S.,                  in those markets
THAN 50% OF TOTAL ASSETS                 particularly those
                                         in developing                 >> Changing value of
                                         countries                        foreign currencies

                                      >> Currency                      >> Opportunities for
                                         risk--changing                   diversification
                                         values of foreign
                                         currencies

                                      >> Debt securities
                                         issued by
                                         supranational
                                         organizations or
                                         semi-governmental
                                         issuers may be
                                         backed by limited
                                         assets in the event
                                         of default

                                      >> May be less
                                         liquid than U.S.
                                         stocks and bonds

                                      >> Differences in
                                         foreign laws,
                                         accounting
                                         standards, public
                                         information, custody
                                         and settlement
                                         practices

                                      >> Year 2000
                                         conversion may
                                         be more of a problem
                                         for some foreign
                                         issuers



--------------------------------------------------------------------------------
EQUITY-RELATED SECURITIES             >> Individual stocks             >> Historically,
                                         could lose value                 stocks have
UP TO 10% OF TOTAL                                                        out-performed other
ASSETS (INCLUDING UP                  >> The equity                       investments
TO 5% IN CONVERTIBLE                     markets could go
SECURITIES)                              down resulting in a           >> Generally,
                                         decline in value of              economic growth
                                         the Fund's                       means higher
                                         investments                      corporate profits,
                                                                          which leads to an
                                      >> Companies that                   increase in stock
                                         pay dividends may                prices, known as
                                         not do so if they                capital appreciation
                                         don't have profits
                                         or adequate cash              >> May be a source
                                         flow                             of dividend income


                                      >> Changes in
                                         economic or
                                         political
                                         conditions, both
                                         domestic and
                                         international, may
                                         result in a decline
                                         in value of the
                                         Fund's investments


HOW THE FUND INVESTS



INVESTMENT TYPE (CONT'D)                 RISKS                            POTENTIAL REWARDS
% OF FUND'S ASSETS                       -----                            -----------------
------------------------

DERIVATIVES                           >> Derivatives such               >> The Fund could
                                         as futures, options                make money and
PERCENTAGE VARIES                        and foreign currency               protect against
                                         forward contracts                  losses if the
                                         that are used for                  investment analysis
                                         hedging purposes may               proves correct
                                         not fully offset the
                                         underlying positions           >> Derivatives that
                                         and this could                    involve leverage
                                         result in losses to               could generate
                                         the Fund that would               substantial gains at
                                         not have otherwise                low cost
                                         occurred*


                                      >> Derivatives used               >> One way to manage
                                         for risk management               the Fund's
                                         may not have the                  risk/return balance
                                         intended effects and              is by locking in the
                                         may result in losses              value of an
                                         or missed                         investment ahead of
                                         opportunities                     time

                                      >> The other party                >> May be used to
                                         to a derivatives                  hedge against
                                         contract could                    changes in currency
                                         default                           exchange rates


                                      >> Derivatives that
                                         involve leverage
                                         could magnify losses
                                      >> Certain types of
                                         derivatives involve
                                         costs to the Fund
                                         that can reduce
                                         returns
--------------------------------------------------------------------------------

ILLIQUID SECURITIES                   >> May be difficult               >> May offer a more
                                         to value precisely                attractive yield or
UP TO 15% OF NET ASSETS                                                    potential for growth
                                      >> May be difficult                  than more widely
                                         to sell at the time               traded securities
                                         or price desired
 -------------------------------------------------------------------------------

MONEY MARKET                          >> Limits potential               >> May preserve the
INSTRUMENTS                              for capital                       Fund's assets
                                         appreciation
UP TO 100% ON A
TEMPORARY BASIS                       >> See Credit risk
                                         and Market risk
--------------------------------------------------------------------------------
LOAN PARTICIPATIONS                   >> The Fund is also               >> A source of income
                                         subject to the
                                         credit risk of the             >> May offer right
                                         lender                            to receive
UP TO 5% OF NET ASSETS                >> See Credit risk and               principal, interest
                                         Market risk                       and fees without as
                                                                           much risk as a
                                                                           lender


* AN OPTION IS THE RIGHT TO BUY OR SELL SECURITIES IN EXCHANGE FOR A PREMIUM. A FUTURES CONTRACT IS AN AGREEMENT TO BUY OR SELL A SET QUANTITY OF AN UNDERLYING PRODUCT AT A FUTURE DATE, OR TO MAKE OR RECEIVE A CASH PAYMENT BASED ON THE VALUE OF A SECURITIES INDEX. A FOREIGN CURRENCY FORWARD CONTRACT IS AN OBLIGATION TO BUY OR SELL A GIVEN CURRENCY ON A FUTURE DATE AND AT A SET PRICE.





--------------------------------------------------------------------------------
14  LIMITED MATURITY PORTFOLIO            [LOGO] (800) 225-1852

HOW THE FUND INVESTS




INVESTMENT TYPE (CONT'D)                 RISKS                            POTENTIAL REWARDS
% OF FUND'S ASSETS                       -----                            -----------------
------------------------
ZERO COUPON BONDS                     >> Generates "phantom             >> May lock in a
                                         income" for                       higher rate of
UP TO 10% OF NET ASSETS                  the Fund for tax                  return than is
                                         purposes although no              available in the
                                         income is paid                    marketplace at time
                                                                           of maturity
                                      >> Typically subject
                                         to greater
                                         volatility and less
                                         liquidity in adverse
                                         markets than other
                                         income-producing
                                         securities

--------------------------------------------------------------------------------
ADJUSTABLE/FLOATING                   >> Value lags value               >> Can take
RATE SECURITIES                          of fixed rate                     advantage of rising
                                         securities when                   interest rates
PERCENTAGE VARIES                        interest rates
                                         change


HOW THE FUND IS MANAGED



MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET

NEWARK, NJ 07102-4077

     Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal year ended October 31, 1998, the Fund paid PIFM management fees of .55% of the Fund's average net assets.


     As of December 31, 1998, PIFM served as the Manager to all 46 of the Prudential Mutual Funds, and as Manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $70.5 billion.



INVESTMENT ADVISER



The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. Prudential Investments has entered into a service agreement with PRICOA Asset Management Ltd. (PRICOA), a subsidiary of The Prudential Insurance Company of America, for the provision of investment advisory services to the Fund and compensates PRICOA for its reasonable costs and expenses in providing such services. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and PRICOA and reimburses Prudential Investments for its reasonable costs and expenses.
     PRICOA, an indirect wholly-owned subsidiary of Prudential, is located at Cutlers Court, 115 Houndstitch, London EC3A 7BR, England. It was incorporated under U.K. law in January 1997 and as of December 31, 1998 had approximately $2.58 billion under management.



PORTFOLIO MANAGERS


The Fund is co-managed by J. Gabriel Irwin and Simon Wells.
     Gabriel Irwin and Simon Wells both joined Prudential Investments in April 1995 to lead the Global Fixed Income Group and have been co-managing the Fund since then. Before joining Prudential they were Senior Vice Presidents at Smith Barney Global Capital Management in London.
     Simon and Gabriel use a fundamental approach to international bond investing. They analyze worldwide macro-economic, political and social events and trends searching for opportunities they believe will offer attractive yields, as well as the potential for price appreciation.




--------------------------------------------------------------------------------
16  LIMITED MATURITY PORTFOLIO            [LOGO] (800) 225-1852

HOW THE FUND IS MANAGED

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" table.


YEAR 2000 READINESS DISCLOSURE
     The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive and have received since early 1998 satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market particpants) will successfully complete the necessary changes in a timely manner or that there will be no adverse impact on the Fund. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
     Additionally, issuers of securities generally, as well as those purchased by the Fund, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of the securities held by the Fund.

FUND DISTRIBUTIONS AND TAX ISSUES

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account.
     Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.
     The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.


DISTRIBUTIONS


The Fund declares daily and distributes DIVIDENDS of any net investment income to shareholders typically every month. For example, if the Fund owns Utopia government bonds and the bond pays income, the Fund will pay out a portion of this income to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.
     The amount of income available for distribution to shareholders will be affected by any foreign currency gains or losses generated by the Fund and cannot be predicted. This fact, coupled with the different tax and accounting treatment of certain currency gains and losses, increases the possibility that distributions, in whole or in part, may be a return of capital to shareholders.
     The Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year--which are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at



--------------------------------------------------------------------------------
18  LIMITED MATURITY PORTFOLIO            [LOGO] (800) 225-1852

FUND DISTRIBUTIONS AND TAX ISSUES


ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.

     For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099

Every year, you will receive a FORM 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.

     Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.


WITHHOLDING TAXES
If you are subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions, or, if federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S.
may have with the shareholder's country.

FUND DISTRIBUTIONS AND TAX ISSUES

IF YOU PURCHASE JUST BEFORE RECORD DATE



If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon after received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend and the market changes (if any) to reflect the payout. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.


QUALIFIED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential Mutual Funds that are suitable for retirement plans offered by Prudential.

If You Sell or Exchange Your Shares
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

--------------------------------------------------------------------------------
                                               CAPITAL GAIN
               $                        + $    (taxes owed)
               RECEIPTS                            OR
               FROM SALE
                                        - $    CAPITAL LOSS
                                               (offset against gain)
--------------------------------------------------------------------------------


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20 LIMITED MATURITY PORTFOLIO            [LOGO] (800) 225-1852

FUND DISTRIBUTIONS AND TAX ISSUES


     Exchanging your shares of the Fund for the shares of another Prudential Mutual Fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
     Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099, however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.


AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately five years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the IRS. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Five Years" in the next section.


--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND


HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:


     PRUDENTIAL MUTUAL FUND SERVICES LLC
     ATTN: INVESTMENT SERVICES
     P.O. BOX 15020
     NEW BRUNSWICK, NJ 08906-5020



     To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.


STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.


     Multiple share classes let you choose a cost structure that meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within four years (that is why it is called a Contingent
Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.


     When choosing a share class, you should consider the following:
     >> The amount of your investment

     >> The length of time you expect to hold the shares and the impact of the varying distribution fees




--------------------------------------------------------------------------------
22 LIMITED MATURITY PORTFOLIO            [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
  >> The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower front-end sales charge and low CDSC
  >> Whether you qualify for any reduction or waiver of sales charges
  >> The fact that Class B shares automatically convert to
     Class A shares approximately five years after purchase
  >> Whether you qualify to purchase Class Z shares
See "How to Sell Your Shares for a description of the impact of CDSCs."


SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

--------------------------------------------------------------------------------
                                 CLASS A          CLASS B         CLASS C       CLASS Z

Minimum Purchase Amount1       $1,000           $1,000            $2,500        None
Minimum amount for             $100             $100              $100          None
  subsequent purchases1
Maximum initial sales charge   3% of the        None              1% of the     None
                               public offering                    public
                               price                              offering
                                                                  price
Contingent Deferred Sales      None             If sold during:   1% on sales   None
  Charge (CDSC)2                                Year 1  3%        made within
                                                Year 2  2%        18 months
                                                Year 3  1%        of purchase2
                                                Year 4  1%
                                                Year 5  0%
Annual distribution and        .30 of 1%        1%                1%            None
  service (12b-1) fees shown   (.15 of 1%       (.75 of 1%        (.75 of 1%
  as a percentage of average   currently)       currently)        currently)
  net assets3



1 THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND
  EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."
2 FOR MORE INFORMATION ABOUT THE CDSC AND  HOW IT IS CALCULATED, SEE "HOW TO
  SELL YOUR SHARES--CONTINGENT DEFERRED SALES CHARGE (CDSC)." CLASS C   SHARES
  BOUGHT BEFORE NOVEMBER 2, 1998 HAVE A 1% CDSC IF SOLD WITHIN ONE YEAR.


3 THESE DISTRIBUTION FEES ARE PAID FROM THE FUND'S ASSETS ON A CONTINUOUS BASIS.
  OVER TIME, THE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. THE SERVICE FEE FOR CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE) AND IS .75 OF 1% FOR CLASS B AND CLASS C SHARES.



--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND


REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

--------------------------------------------------------------------------------

                                     Sales charge As %      Sales charge As %        Dealer
  Amount Of Purchase                of Offering Price    of Amount Invested      Reallowance


  Less than $100,000                        3.00%              3.09%                 2.75%
  $100, 000 but less than $500,000          2.50%              2.56%                 2.25%
  $500,000 but less than $1,000,000         2.00%              2.04%                 1.75%
  $1,000,000 but less than $5,000,000*      0.00%              0.00%                 0.70%
  $5,000,000 but less than $10,000,000      0.00%              0.00%                 0.50%
  $10,000,000 and above                     0.00%              0.00%                 0.25%

* IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

     To satisfy the purchase amounts above, you can:
     >> invest with an eligible group of related investors;
     >> buy the Class A shares of two or more Prudential Mutual
        Funds at the same time;


     >> use your RIGHTS OF ACCUMULATION,
         which allow you to combine the value of Prudential Mutual Fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation); or
     >> sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential Mutual Funds within 13 months.
BENEFIT PLANS. Benefit Plans can avoid Class A's initial sales charge if the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired under the exchange privilege) or 250 eligible employees or participants. For these purposes, a Benefit Plan is a pension, profit-sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue Code, a deferred compensation or annuity plan under Sections 403(b) and 457 of the Internal Revenue Code, a "rabbi" trust or a nonqualified



--------------------------------------------------------------------------------
24 LIMITED MATURITY PORTFOLIO            [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND


deferred compensation plan sponsored by an employer that has a tax-qualified benefit plan with Prudential. Class A shares may also be purchased without a sales charge by participants who are repaying loans from Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services.
     Certain Prudential retirement programs--such as PruArray Association Benefit Plans and PruArray Savings Programs--may also be exempt from Class A's sales charge. For more information, see the SAI or contact your financial adviser. In addition, waivers are available to investors in certain programs sponsored by brokers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to
     >> Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services; and
     >> Mutual fund "supermarket" programs where the sponsor links its customers' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.


OTHER TYPES OF INVESTORS. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, Prudential Mutual Funds, the subadvisers of the Prudential Mutual Funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE

BENEFIT PLANS. Benefit Plans (as defined above) may purchase Class C shares without paying an initial sales charge. Class C shares may also be purchased without an initial sales charge by participants who are repaying loans from Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services.


--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND


PRUDENTIAL RETIREMENT PLANS. The initial sales charge will be waived for purchases of Class C shares by both qualified and nonqualified retirement and deferred compensation plans participating in the PruArray Plan and other plans if Prudential also provides administrative or record-keeping services.

INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must
     >> purchase your shares through an account at Prudential Securities, >> purchase your shares through an ADVANTAGE Account or an
        Investor Account with Pruco Securities Corporation, or
     >> purchase your shares through another broker.


     This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers to be appropriate.


QUALIFYING FOR CLASS Z SHARES
Class Z shares of the Fund can be purchased by any of the following:
     >> Any Benefit Plan as defined above, and certain nonqualified plans, provided the Benefit Plan--in combination with other plans sponsored by the same employer or group of related employers--has at least $50 million in defined contribution assets
     >> Participants in any fee-based program or trust program sponsored by Prudential or an affiliate which includes mutual funds as investment options and the Fund as an available option
     >> Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available option
     >> Benefit Plans for which an affiliate of the Distributor provides administrative or record-keeping services, and as of September 20, 1996 were either Class Z shareholders of the Prudential Mutual Funds or



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26 LIMITED MATURITY PORTFOLIO            [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND

        executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds
     >> The Prudential Securities Cash Balance Pension Plan, an employee-defined benefit plan sponsored by Prudential Securities

     >> Current and former Directors/Trustees of the Prudential
        Mutual Funds (including the Fund) >> Employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan
     >> Prudential with an investment of $10 million or more

     In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 3% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY FIVE YEARS
If you buy Class B shares and hold them for approximately five years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
     When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE OR NAV--is determined by a simple calculation--it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding.


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                                                                              27

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND

For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.
--------------------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds Utopia government bonds in its portfolio and the price of Utopia government bonds goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
--------------------------------------------------------------------------------
     We determine the NAV of our shares once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange is open for trading. Because we are a global fund, the NAV can change on days when you cannot buy or sell shares. We do not determine NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment


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28 LIMITED MATURITY PORTFOLIO            [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND

income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

     PRUDENTIAL MUTUAL FUND SERVICES LLC
     ATTN: ACCOUNT MAINTENANCE
     P.O. BOX 15015
     NEW BRUNSWICK, NJ 08906-5015

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.


RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential Mutual Fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.


SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.


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HOW TO BUY, SELL AND
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REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.


HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

     When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he or she must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise, contact:


     PRUDENTIAL MUTUAL FUND SERVICES LLC

     ATTN: REDEMPTION SERVICES

     P.O. BOX 15010
     NEW BRUNSWICK, NJ 08906-5010



     Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the sales proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.



RESTRICTIONS ON SALES


There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."



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HOW TO BUY, SELL AND
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     If you are selling more than $50,000 of shares, you want the check sent to someone or some place that is not in our records, you are a business or a trust and if you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order guaranteed by a financial institution. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."



CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within four years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
     >> Amounts representing shares you purchased with reinvested dividends and distributions


     >> Amounts representing the increase in NAV above the total amount of payments for shares made during the past four years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)
     >> Amounts representing the cost of shares held beyond the CDSC period (four years for Class B shares and 18 months for Class C shares)

     Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

     Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
     As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 3% in the first year, 2% in the second, 1% in the third and the fourth, and 0% in the fifth year. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase (or one year if purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all



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                                                                              31

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND


purchases during the month are grouped together and considered to have been made on the last day of the month.

     The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.


WAIVER OF THE CDSC -- CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
     >> After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability
     >> To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account >> On certain sales from a Systematic Withdrawal Plan


     For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."


WAIVER OF THE CDSC -- CLASS C SHARES




PRUDENTIAL RETIREMENT PLANS. The CDSC will be waived for purchases of Class C shares by both qualified and nonqualified retirement and deferred compensation plans participating in a PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account (a group annuity insurance product sponsored by Prudential), the Guaranteed Insulated Separate Account (a separate account offered by Prudential) and shares of The Stable Value Fund (an unaffiliated bank collective fund).
OTHER BENEFIT PLANS. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker not affiliated with Prudential and for which the broker provides administrative or record-keeping services.




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HOW TO BUY, SELL AND
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REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.


SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.


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                                                                              33

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential Mutual Funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential Mutual Fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

     If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

     PRUDENTIAL MUTUAL FUND SERVICES LLC
     ATTN: EXCHANGE PROCESSING
     P.O. BOX 15010
     NEW BRUNSWICK, NJ 08906-5010



     There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately four years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.
     Remember, as we explained in the section entitled "Fund Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
     If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares.
We make such exchanges on a quarterly basis if you qualify for this



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34 LIMITED MATURITY PORTFOLIO            [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND

exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes, but the opinion is not binding on the IRS.

FREQUENT TRADING


Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The Fund may notify a market timer of rejection of an exchange or purchase order after to the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.




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                                                                              35

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
     Review each chart with the financial statements and report of independent accountants which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.



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36 LIMITED MATURITY PORTFOLIO            [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS

CLASS A SHARES

The financial highlights for the two years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the three years ended October 31, 1996 were audited by other independent auditors, whose reports were unqualified.



  CLASS A SHARES (FISCAL YEARS ENDED 10-31)
  PER SHARE OPERATING PERFORMANCE       19981     19971     1996      1995      1994

-------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR    $8.41    $8.82     $8.39     $8.56     $9.29
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                   .54      .60       .60       .61       .70
  Net realized and unrealized gain
    (loss) on investment and foreign
    currency transactions               (.29)    (.16)       .40     (.21)     (.86)
  TOTAL FROM INVESTMENT OPERATIONS        .25      .44      1.00       .40     (.16)
------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income  (.54)    (.60)     (.57)     (.48)        --
  Distributions in excess of
    net investment income               (.22)    (.25)        --        --        --
  Tax return of capital distributions   (.10)       --        --     (.09)     (.57)
  TOTAL DISTRIBUTIONS                   (.86)    (.85)     (.57)     (.57)     (.57)
  NET ASSET VALUE, END OF YEAR          $7.80    $8.41     $8.82     $8.39     $8.56
  TOTAL RETURN2                         3.01%    5.14%    12.35%     4.92%   (1.89)%


  RATIOS/SUPPLEMENTAL DATA             1998     1997      1996       1995       1994
  NET ASSETS, END OF YEAR (000)       $64,538  $85,109   $69,051   $18,216   $28,841
  Average net assets (000)            $73,853  $83,590   $53,284   $20,153   $38,000
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution
   fees                                 1.36%    1.35%     1.32%     1.21%     1.17%
  Expenses, excluding distribution
   fees                                 1.21%    1.20%     1.17%     1.06%     1.02%
  Net investment income                 6.65%    6.94%     7.12%     7.25%     7.67%
  Portfolio turnover                      40%      53%      101%      199%      232%




1 CALCULATED BASED UPON AVERAGE SHARES OUTSTANDING DURING THE YEAR.

2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS,
  BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.



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                                                                              37

FINANCIAL HIGHLIGHTS

CLASS B SHARES
The financial highlights for the two years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the three years ended October 31, 1996 were audited by other independent auditors, whose reports were unqualified.



  CLASS B SHARES (FISCAL YEARS ENDED 10-31)
  PER SHARE OPERATING PERFORMANCE             19981     19971       1996      1995      1994
-------------------------------------------------------------------------------------------------

  NET ASSET VALUE, BEGINNING OF YEAR           $8.45     $8.85     $8.42     $8.56     $9.29
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                          .51       .55       .55       .56       .62
  Net realized and unrealized gain (loss)
    on investment and foreign
    currency transactions                      (.31)     (.16)       .40     (.19)     (.86)
  Total from Investment Operations               .20       .39       .95       .37     (.24)
-------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (.51)     (.55)     (.52)     (.43)        --
  Distributions in excess of
    net investment income                      (.19)     (.24)        --        --        --
  Tax return of capital distributions          (.10)        --        --     (.08)     (.49)
  TOTAL DISTRIBUTIONS                          (.80)     (.79)     (.52)     (.51)     (.49)
  NET ASSET VALUE, END OF YEAR                 $7.85     $8.45     $8.85     $8.42     $8.56
  TOTAL RETURN2                                2.48%     4.59%    11.61%     4.60%     2.62%

  RATIOS/SUPPLEMENTAL DATA                      1998     1997      1996       1995     1994
  NET ASSETS, END OF YEAR (000)               $1,562    $2,397   $44,804  $108,454  $188,966
  Average net assets (000)                    $2,397   $17,941   $70,794  $139,248  $281,143
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees        1.96%     1.95%     1.92%     1.83%     1.97%
  Expenses, excluding distribution fees        1.21%     1.20%     1.17%     1.08%     1.02%
  Net investment income                        6.03%     6.34%     6.51%     6.61%     6.82%
  Portfolio turnover                             40%       53%      101%      199%      232%



1 CALCULATED BASED UPON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS,
  BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.



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38 LIMITED MATURITY PORTFOLIO            [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS

CLASS C SHARES

The financial highlights for the two years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended October 31, 1996 and the period from August 1, 1994 through October 31, 1994 were audited by other independent auditors, whose reports were unqualified.



  CLASS C SHARES (FISCAL PERIODS ENDED 10-31)
  PER SHARE OPERATING PERFORMANCE        19981    19971      1996      1995     19942
-------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF PERIOD    $8.45    $8.85     $8.42     $8.56     $8.61
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                     .50      .55       .55       .54       .14
  Net realized and unrealized gain (loss)
    on investment and foreign
    currency transactions                  (.30)    (.16)       .40     (.17)     (.06)
  TOTAL FROM INVESTMENT OPERATIONS          .20      .39       .95       .37       .08
--------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income    (.50)    (.55)     (.52)     (.43)        --
  Distributions in excess of
  net investment income                   (.20)    (.24)        --        --        --
  Tax return of capital distributions     (.10)       --        --     (.08)     (.13)
  TOTAL DISTRIBUTIONS                     (.80)    (.79)     (.52)     (.51)     (.13)
  NET ASSET VALUE, END OF PERIOD          $7.85    $8.45     $8.85     $8.42     $8.56
  TOTAL RETURN3                           2.48%    4.59%    11.61%     4.60%      .75%

  RATIOS/SUPPLEMENTAL DATA                19981    19971      1996     1995       19942
  NET ASSETS, END OF PERIOD (000)           $51     $107       $54      $7554     $2004
  Average net assets (000)                  $64     $116        $4   $1,4614      $1994
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees   1.96%    1.95%     1.92%     1.70%      .93%5
  Expenses, excluding distribution fees   1.21%    1.20%     1.17%      .95%      .18%5
  Net investment income                   6.07%    6.36%     6.35%     6.43%     7.02%5
  Portfolio turnover                        40%      53%      101%      199%      232%


1 CALCULATED BASED UPON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
2 FOR THE PERIOD FROM AUGUST 1, 1994 (WHEN CLASS C SHARES WERE FIRST OFFERED)
  THROUGH OCTOBER 31, 1994.
3 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY
  OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.
4 AMOUNTS ARE ACTUAL AND NOT ROUNDED TO THE NEAREST THOUSAND.

5 ANNUALIZED.


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                                                                              39

FINANCIAL HIGHLIGHTS

CLASS Z SHARES

The financial highlights for the year ended October 31, 1998 and for the period from January 27, 1997 through October 31, 1997 were audited by
PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


  CLASS Z SHARES (FISCAL PERIODS ENDED 10-31)
  PER SHARE OPERATING PERFORMANCE                      19981   19971,2
-------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF PERIOD                 $8.44     $8.57
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                  .55       .43
  Net realized and unrealized gain (loss)
  on investment and foreign currency transactions      (.28)     (.11)
  TOTAL FROM INVESTMENT OPERATIONS                       .27       .32
--------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income                 (.55)     (.43)
  Tax return of capital distributions                  (.10)       --
  Distributions in excess of net investment income     (.22)     (.02)
  TOTAL DISTRIBUTIONS                                  (.87)     (.45)
  NET ASSET VALUE, END OF PERIOD                       $7.84     $8.44
  TOTAL RETURN3                                        3.28%     3.53%

  RATIOS/SUPPLEMENTAL DATA                              19981     19971,2
  Net assets, end of period (000)                        $49        $4
  Average net assets (000)                               $43      $3084
  Ratios to average net assets:
  Expenses, including distribution fees                1.21%     1.20%5
  Expenses, excluding distribution fees                1.21%     1.20%5
  Net investment income                                6.83%    14.07%5
  Portfolio turnover                                     40%       53%

1 CALCULATED BASED UPON AVERAGE SHARES OUTSTANDING
  DURING THE PERIOD.
2 FOR THE PERIOD FROM JANUARY 27, 1997 (WHEN CLASS Z SHARES WERE FIRST OFFERED)
  THROUGH OCTOBER 31, 1997.

3 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY
  OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.
4 AMOUNT IS ACTUAL AND NOT ROUNDED
  TO THE NEAREST THOUSAND.
5 ANNUALIZED.


--------------------------------------------------------------------------------
40 LIMITED MATURITY PORTFOLIO            [LOGO] (800) 225-1852

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                                                                              41

THE PRUDENTIAL MUTUAL FUND FAMILY


Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.




STOCK FUNDS
PRUDENTIAL DISTRESSED SECURITIES
   FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
   PRUDENTIAL SMALL-CAP INDEX FUND
PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT
   PORTFOLIOS, INC.
   PRUDENTIAL JENNISON GROWTH FUND
PRUDENTIAL JENNISON GROWTH
    & INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SMALL-CAP QUANTUM
   FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE
   FUND, INC.
PRUDENTIAL 20/20 FOCUS FUND
PRUDENTIAL UTILITY FUND, INC.
NICHOLAS-APPLEGATE FUND, INC.
   NICHOLAS-APPLEGATE GROWTH
      EQUITY FUND


ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
   CONSERVATIVE GROWTH FUND
MODERATE GROWTH FUND
HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT
   PORTFOLIOS, INC.
   PRUDENTIAL ACTIVE BALANCED FUND

GLOBAL FUNDS

GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND

   PRUDENTIAL DEVELOPING MARKETS
   EQUITY FUND
PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
   PRUDENTIAL EUROPE INDEX FUND
PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES
   FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
   GLOBAL SERIES
   INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY
   FUND, INC.
   LIMITED MATURITY PORTFOLIO
PRUDENTIAL INTERMEDIATE GLOBAL INCOME
   FUND, INC.
PRUDENTIAL INTERNATIONAL BOND
   FUND, INC.
THE GLOBAL TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------
42 LIMITED MATURITY PORTFOLIO            [LOGO] (800) 225-1852

BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME
   FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
   SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN
   FUND, INC.
PRUDENTIAL INDEX SERIES FUND
   PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY
   FUND, INC.
   INCOME PORTFOLIO

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   CALIFORNIA SERIES
CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
   HIGH INCOME SERIES
INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
   FLORIDA SERIES
   MASSACHUSETTS SERIES
NEW JERSEY SERIES
NEW YORK SERIES
NORTH CAROLINA SERIES
OHIO SERIES
PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS
   FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
   LIQUID ASSETS FUND
   NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
   MONEY MARKET SERIES
   U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET
   FUND, INC.
   MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
   CONNECTICUT MONEY MARKET SERIES
MASSACHUSETTS MONEY MARKET SERIES
NEW JERSEY MONEY MARKET SERIES
NEW YORK MONEY MARKET SERIES

COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY
   PORTFOLIO, INC.
   INSTITUTIONAL MONEY MARKET SERIES



--------------------------------------------------------------------------------
                                                                              43

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44  LIMITED MATURITY PORTFOLIO            [LOGO] (800) 225-1852

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--------------------------------------------------------------------------------
                                                                              45

FOR MORE INFORMATION:

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
Prudential Mutual Fund Services LLC

P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
   (if calling from outside the U.S.)


--------------------------------------------------------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT
   SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035


(800) 778-8769




--------------------------------------------------------------------------------
Visit Prudential's Web Site At:
HTTP://WWW.PRUDENTIAL.COM



--------------------------------------------------------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:
STATEMENT OF ADDITIONAL
   INFORMATION (SAI)
   (incorporated by reference into
   this prospectus)

ANNUAL REPORT
   (contains a discussion of the market conditions and investment strategies that significantly affect the Fund's performance)
SEMI-ANNUAL REPORT


You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009 (The SEC charges a fee to copy documents.)
In Person:
Public Reference Room in Washington, DC
   (For hours of operation, call
   1(800) SEC-0330)
Via the Internet:
http://www.sec.gov

MF144A



--------------------------------------------------------------------------------

CUSIP Numbers:

Class A: 74433F 10 8
Class B: 74433F 20 7
Class C: 74433F 50 4
Class Z: 74433F 60 3
Investment Company Act File No:
811-6048

[Logo] Printed on Recycled Paper

                 PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.

                      Statement of Additional Information
                             dated January 22, 1999

     Prudential Global Limited Maturity Fund, Inc. is an open-end, non-diversified, management investment company or mutual fund, comprised of one portfolio-the Limited Maturity Portfolio (the "Fund"). The Fund's investment objective is to maximize total return, made up of current income and capital appreciation. It seeks to achieve this objective by investing primarily in a portfolio of investment grade debt securities, maintaining a weighted average maturity of more than 2, but less than 5, years with the maturity for any individual security generally not exceeding 10 years. The Fund seeks to maximize total return by investing in debt securities denominated in U.S. dollars and foreign currencies. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated January 22, 1999, a copy of which may be obtained from the Fund upon request.

                               TABLE OF CONTENTS



                                                                  PAGE

                                                                  ------
Fund History ..................................................   B-2
Description of the Fund, Its Investments and Risks ............   B-2
Investment Restrictions .......................................   B-19
Management of the Fund ........................................   B-20
Control Persons and Principal Holders of Securities. ..........   B-23
Investment Advisory and Other Services ........................   B-24
Brokerage Allocation and Other Practices ......................   B-28
Capital Shares, Other Securities and Organization .............   B-29
Purchase, Redemption and Pricing of Fund Shares ...............   B-30
Shareholder Investment Account ................................   B-40
Net Asset Value ...............................................   B-44
Taxes, Dividends and Distributions ............................   B-45
Performance Information. ......................................   B-48
Financial Statements ..........................................   B-50
Report of Independent Accountants .............................   B-63
Description of Security Ratings ...............................   A-1
Appendix I-General Investment Information .....................   I-1
Appendix II-Historical Performance Data .......................   II-1
Appendix III-Information Relating to Prudential ...............   III-1
Appendix IV-Five Percent Shareholder Report ...................   IV-1


--------------------------------------------------------------------------------
MF149B

                                  FUND HISTORY

     Prudential Global Limited Maturity Fund, Inc. was incorporated under the laws of Maryland on February 21, 1990. Its only portfolio, the Limited Maturity Portfolio (the Fund), commenced investment operations on November 1, 1990.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

     (A) CLASSIFICATION. The Fund is a non-diversified, open-end, management investment company.

     (B)  AND  (C)  INVESTMENT  STRATEGIES,   POLICIES  AND  RISKS.  The  Fund's
investment objective is to maximize total return, made up of capital appreciation and current income. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.

FOREIGN SECURITIES

     As a global fund, the Fund will invest a substantial portion of its total assets in foreign money market instruments and debt and equity securities. (American Depositary Receipts and American Depositary Shares are not considered foreign securities within this limitation.) In many instances, foreign securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies.

     Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, for certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain, or to enforce a judgment against, the issuers of such securities.

     The costs attributable to foreign investing are higher than the costs of domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing are frequently higher than those attributable to domestic investing. Foreign investment income may be subject to foreign withholding or other government taxes that could reduce the return to the Fund on those securities. Tax treaties between the United States and certain foreign countries may, however, reduce or eliminate the amount of foreign tax to which the Fund would be subject.



     The Fund invests in debt securities denominated in the currencies of countries whose governments are considered stable by the Fund's Subadviser. In addition to the U.S. Dollar, such currencies include, among others, the Australian Dollar, British Pound Sterling, Canadian Dollar, Japanese Yen, New Zealand Dollar, Mexican Peso, Danish Kroner, Norwegian Kroner, Swedish Krona, Swiss Franc and the Euro. An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated.


     The Fund may also invest in debt securities denominated in the currencies of certain "emerging market" nations, such as, but not limited to, the Czech Republic, Hungary, Greece, South Korea, Hong Kong, Malaysia, Indonesia, Thailand, China, Israel, Chile, Colombia, Venezuela, Estonia, Turkey and Argentina. Companies in these markets in which the Fund may invest may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.



     Investing in the fixed-income markets of emerging market countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.

     The  Fund  may   invest  in  debt   securities   issued  by   supranational
organizations such as: the World Bank, the European Investment Bank, the European Coal and Steel Community, and the Asian Development Bank.

     The Fund may invest in debt securities issued by "semi-governmental entities" such as entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm.


     Foreign government securities also include mortgage-backed securities issued or guaranteed by foreign entities including semi-governmental entities and Brady Bonds, which are long-term bonds issued by governmental entities in developing countries as part of a restructuring of their commercial loans.

     A change in the value of a foreign currency against the US. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. These currency fluctuations can result in gains or losses for the Fund. For example, if a foreign security increases in value as measured in its currency, an increase in value of the U.S. dollar, relative to the currency in which the foreign security is denominated can offset some or all of such gains. These currency changes will also affect the Fund's return, income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency decreases after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate for any such currency decreases between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount of such currency at the time such expenses were incurred. Under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign exchange gains or losses that increase or decrease distributable net investment income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar amount that is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses, which will increase or decrease distributable net investment income. Gains and losses on security and currency transactions cannot be predicted. This fact coupled with the different tax and accounting treatment of certain currency gains and losses increases the likelihood of distributions in whole or in part constituting a return of capital to shareholders.



     The Fund's interest income from foreign government securities issued in local markets may, in some cases, be subject to applicable withholding taxes imposed by governments in such markets. The Fund may sell a foreign security it owns prior to maturity in order to avoid foreign withholding taxes on dividend and interest income and buy back the same security for a future settlement date. Interest on foreign government securities is not generally subject to foreign withholding taxes. See "Taxes, Dividends and Distributions."

     Returns available from foreign currency denominated debt Instruments can be adversely affected by changes in exchange rates. The Fund's investment adviser believes that the use of foreign currency hedging techniques, including "cross-currency hedges" may assist, under certain conditions, in helping to protect against declines in the U.S. dollar value of income available for distribution to shareholders and declines in the U.S. dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of cross-currency hedges involving a forward contract to sell a different foreign currency, where such contract is available on terms more advantageous to the Fund than a contract to sell the currency in which the position being hedged is denominated. Cross-currency hedges can, therefore, under certain conditions, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, there can be no assurance that the Fund will be able to engage in cross-currency hedging or that foreign exchange rate relationships will be sufficiently predictable to enable the investment adviser to employ cross-currency hedging techniques successfully. A cross-currency hedge cannot protect against exchange rate risks perfectly, and if the investment adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.


     The Fund may invest in component parts of debt securities of foreign governments or semi-governmental entities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These securities may take the form of (1) obligations from which the interest coupons have been stripped (principal only); (2) the interest coupons that are stripped (interest only); (3) book entries at a bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of obligations that have not actually been stripped. Such receipts evidence ownership of component parts of obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party. Stripped securities are, in general, more sensitive to interest rate changes than securities that have not been stripped. Combined with investments in similar U.S. Government securities, the Fund will not invest more than 10% of its total assets in such securities.


     If a security is denominated in a foreign currency, it may be affected by changes in currency rates and in exchanges control regulations, and costs may be incurred in connection with conversions between currencies. The Fund may enter into foreign currency forward contracts for the purchase or sale of foreign currency for hedging purposes. See "Risk Management and Return Enhancement Strategies-Special Risks Related to Foreign Currency Forward Contracts" below.

     RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES.

     On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three year transitional period, the euro will coexist with each participating state's currency and on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state.

     The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.

     The overall effect of the transition of member states' currencies to the euro is not known at this time. It is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and change in the behavior of investors, which would affect the Fund's investments and its net asset value. In addition, although U.S. Treasury regulations generally provide that the euro conversion will not, in itself, cause a U.S. taxpayer to realize gain or loss, other changes that may occur at the time of the conversion, such as accrual periods, holiday conventions, indices, and other features may require the realization of a gain or loss by the Fund as determined under existing tax law.

     The Fund's Manager has taken steps: (1) that it believes will reasonably address euro-related changes to enable the Fund and its service providers to process transactions accurately and completely with minimal disruption to business activities and (2) to obtain reasonable assurances that appropriate steps have been taken by the Fund's other service providers to address the conversion. The Fund has not borne any expense relating to these actions.


     INCOME-PRODUCING SECURITIES

     Under normal circumstances, the Fund will invest at least 65% of its total assets in income producing securities. The Fund anticipates that it will primarily invest in fixed income securities rated A or better by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P) or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, deemed comparable by the Subadviser. The Fund may also invest up to 20% of its total assets in debt securities rated below investment grade but no lower than B by either S&P or Moody's or another NRSRO or, if unrated, deemed comparable by the Subadviser. Unrated securities may, but are not necessarily, deemed to be lower rated securities by the Subadviser.

     Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, the market perception of the creditworthiness of the issuer and general market liquidity (market risk). The markets in which medium and lower-rated securities (or unrated securities that are equivalent to medium and lower-rated securities) are traded are generally more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of debt securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell debt securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. Lower rated or, if unrated, deemed comparable by the investment adviser (such as, high yield or "junk bonds") securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund.

     Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

     Ratings of fixed-income securities represent the rating agency's opinion regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. See "Description of Security Ratings."

     Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Subadviser will consider this event in its determination of whether the Fund should continue to hold the securities.

     During the year ended October 31, 1998, the monthly dollar weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:


                         PERCENTAGE OF TOTAL
      RATINGS                INVESTMENTS

-------------------     ------------------
  AAA/Aaa .............        52.17%
  AA/Aa ...............        12.38
  A/A .................        10.63
  BBB/Baa .............         9.72
  BB/Ba ...............        13.82
  B/B .................         0.78
  CCC/Caa .............         0.29
  Unrated .............         0.21

U.S. GOVERNMENT SECURITIES

     U.S. TREASURY SECURITIES. The Fund may invest in U.S. Treasury securities, including bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.



     OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. These obligations, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the U.S. Government. Securities in which the Fund may invest that are not backed by the full faith and credit of the U.S. Government include obligations issued by the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Resolution Funding Corporation and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank, the obligations of which may be satisfied only by the individual credit of the issuing agency. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

     The Fund may invest in component parts of U.S. Government debt securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or
(4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities. Combined with investments in similar foreign government and semi-governmental entity securities, the Fund will not invest more than 10% of its total assets in such securities.

    SPECIAL CONSIDERATIONS. U.S. Government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. Government securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government securities (like those of fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of outstanding long-term U.S. Government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of those fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they will affect the net asset value (NAV) of the Fund.

     At a time when the Fund has written call options on a portion of its U.S. Government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by the Fund. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce the Fund's capital gains distributions. Accordingly, the Fund would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities.

    MORTGAGE-RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES

     The Fund may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, E.G. GNMA, FNMA and FHLMC Certificates where the U.S. Government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates nor do these guarantees extend to the yield or value of the Fund's shares. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees.

     In addition to GNMA, FNMA or FHLMC certificates through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, the Fund may also invest in certain mortgage pass-through securities issued by the U.S. Government or its agencies and instrumentalities commonly referred to as mortgage-backed security strips or MBS strips. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

     The Fund will invest in both Adjustable Rate Mortgage Securities, which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities, which are collateralized by fixed-rate mortgages. For purposes of the Fund's maturity limitation, the maturity of a mortgage-backed security will be deemed to be equal to its remaining maturity (I.E. the average maturity of the mortgages underlying such security determined by the investment adviser on the basis of assumed prepayment rates with respect to such mortgages.)

MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT INSTRUMENTALITIES

     FHLMC SECURITIES. FHLMC presently issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). The Fund does not intend to invest in GMCs. PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the stated principal amount.

     ADJUSTABLE RATE MORTGAGE SECURITIES. Generally, adjustable rate mortgage securities (ARMs) have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed rate mortgage securities
(FRMs) is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed-rate securities.



     FIXED-RATE MORTGAGE SECURITIES. The Fund anticipates investing in high-coupon fixed-rate mortgage securities. Such securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon FRMs.

     CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES

     The underlying mortgages which collateralize the ARMs, collateralized mortgage obligations and Real Estate Mortgage Investment Conduits in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

     The market value of mortgage securities, like other U.S. Government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

     During periods of declining interest rates, prepayments of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses.



EQUITY AND EQUITY-RELATED SECURITIES



     Equity-related securities include common stocks, nonconvertible preferred stocks, securities convertible or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investments, real estate investment trusts, American Depositary
Receipts (ADRs), American Depositary Shares (ADSs) and warrants and rights exercisable for equity securities. Common stocks may include securities of foreign issuers.

     A convertible security is typically a bond, debenture, corporate note, preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities may also include preferred stocks which technically are equity securities.


     In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.


LOAN PARTICIPATIONS

     The Fund may invest up to 5% of its total assets in high quality participation interests in loans extended by banks to U.S. and foreign companies. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. The loan agreement among the corporate borrower and the co-lenders identifies the agent bank as well as sets forth the rights and duties of the parties. The agreement often (but not always) provides for the collateralization of the corporate borrower's obligations thereunder and includes various types of restrictive covenants which must be met by the borrower.

     The participation interests acquired by the Fund may, depending on the transaction, take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. Typically, the Fund will look to the agent bank to collect principal of and interest on a participation interest, to monitor compliance with loan covenants, to enforce all credit remedies, such as foreclosures on collateral, and to notify co-lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. The agent bank in such cases will be qualified to serve as a custodian for a registered investment company such as the Fund. The agent bank is compensated for these services by the borrower pursuant to the terms of the loan agreement.

     When the Fund acts as co-lender in connection with a participation interest or when it acquires a participation interest the terms of which provide that the Fund will be in privity with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks such direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower.

     The Fund believes that the principal credit risk associated with acquiring participation interests from a co-lender or another participant is the credit risk associated with the underlying corporate borrower. The Fund may incur additional credit risk, however, when it is in the position of participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the participation interest was acquired and that of any person interpositioned between the Fund and the co-lender. However, in acquiring participation interests, the Fund will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the participation interest meets the Fund's high quality standard and will continue to do so as long as it holds a participation. For purposes of the Fund's requirement to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where the Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of the loan participation for tax diversification purposes.

     For purposes of the Fund's fundamental investment restriction against investing 25% or more of its total assets in any one industry, the Fund will consider all relevant factors in determining who is the issuer of a loan participation including the credit quality of the underlying borrower, the amount and quality of the collateral, the terms of the loan participation agreement and other relevant agreements (including any intercreditor agreements), the degree to which the credit of such intermediary was deemed material to the decision to purchase the loan participation, the interest environment, and general economic conditions applicable to the borrower and such intermediary.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

     The Fund also may engage in various portfolio strategies, including using derivatives, to seek to reduce certan risks of its investments and to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of options, foreign currency forward contracts and futures contracts, and options on such contracts. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance any of these strategies will succeed. See "Taxes, Dividends and Distributions" below. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.

     OPTIONS ON SECURITIES

     The Fund may purchase and write (that is, sell) put and call options on securities that are traded on national securities exchanges or in the over-the-counter market to seek to enhance return or to protect against adverse price fluctuations in securities in the Fund's portfolio. These options will be on equity securities and financial indices (for example, S&P 500). The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series.

     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund, as the writer of a put option, might, therefore, be obligated to purchase the underlying securities for more than their current market price.

     The Fund may wish to protect certain portfolio securities against a decline in market value through purchase of put options on other securities which The Prudential Investment Corporation, doing business as Prudential Investments (Prudential Investments), and PRICOA Asset Management Ltd (PRICOA, and together with Prudential Investments, the Subadviser) believes may move in the same direction as those portfolio securities. If the Subadviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the Subadviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's investments and therefore the put option may not provide complete protection against a decline in the value of the Fund's investments below the level sought to be protected by the put option.

     The Fund may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire through purchase of call options on other debt securities which the Subadviser believes may move in the same direction as those portfolio securities. In such circumstances the Fund will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.

     The Fund may write options on securities in connection with buy-and-write transactions; that is, it may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Fund's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     The Fund may write both American style options and European style options. An American style option is an option which may be exercised by the holder at any time prior to its expiration. A European style option, however, may only be exercised as of the expiration of the option.

     Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to the fulfillment of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Board of Directors of the Fund has approved a list of dealers with which the Fund may engage in OTC options.

     When the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option.

     OTC options purchased by the Fund will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Fund will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The Fund will write only "covered" options. An option is covered if, as long as the Fund is obligated under the option, it (1) owns an offsetting position in the underlying security or (2) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited.

     There is no limitation on the amount of call options the Fund may write. The Fund may only write covered put options to the extent that cover for such options does not exceed 25% of the Fund's net assets. The Fund will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for options and options on futures.


     SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

     ON TREASURY BONDS AND NOTES. Because trading interest in Treasury Bonds and Notes tends to center on the most recently auctioned issues, the Exchanges will not indefinitely continue to introduce new series of options with expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of Bonds or Notes will thus be phased out as new options are listed on the more recent issues, and full range of expiration dates will not ordinarily be available for every series on which options are traded.

     ON TREASURY BILLS. Because the deliverable Treasury Bill changes from week to week, writers of Treasury Bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security.

However, if the Fund holds a long position in Treasury Bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will segregate with its Custodian Treasury Bills maturing no later than those which would be deiverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

     ON GNMA CERTIFICATES. The Fund may purchase and write options on GNMA Certificates in the over-the-counter market and, to the extent available, on any Exchange.

     Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call option holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered or substitute cover.

     A GNMA Certificate held by the Fund to cover a call option the Fund has written in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the Certificate with a Certificate which represents cover. When the Fund closes its option position or replaces the Certificate, it may realize an unanticpated loss and incur transaction costs.


     OPTIONS ON CURRENCIES


     Instead of purchasing or selling futures, options on futures or foreign currency forward contracts, the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency.


     FOREIGN CURRENCY FORWARD CONTRACTS

     The Fund's transactions in foreign currency forward contracts will be limited to risk management involving either specific transactions or portfolio positions. Transaction risk management is the forward purchase or sale of currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position risk management is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency.

     The Fund may not position "hedge" (including "cross hedges") with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian will segregate cash or other liquid assets (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. If the value of the securities segregated declines, additional cash or securities will be segregated so that the value of the cash or other liquid assets will, at all times, equal the amount of the Fund's net commitment with respect to the forward contract.

     At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

     The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although foreign currency forward contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.


     FUTURES CONTRACTS AND OPTIONS THEREON

     The Fund may purchase and sell interest rate and financial futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire and may also purchase or sell currency futures contracts and options thereon to manage currency risks. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the market value of the Fund's total assets. Although there are no other limits applicable to futures contracts, the value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

     The Fund may only write ("covered") put and call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets which are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the stike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with the Fund's Custodian for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option or if it segregates with the Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with the Custodian with respect to such put option). There is no limitation on the amount of the Fund's assets which can be place in the segregated account.

     The Fund's successful use of futures contracts and options thereon depends upon the investment adviser's ability to predict the direction of the market and interest rates and requires skills and techniques different from those used in selecting portfolio securities. The correlation between movements in the price of a futures contract and movements in the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the compostion of the Fund's portfolio diverges from the composition of the relevant index. There is also a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or options thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day.

     Certain of the futures and options on futures sold or purchased in the Fund may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental action affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON


     The Fund will purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

     Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make the intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will segregate with the Fund's Custodian, cash or other liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts sufficient to cover the Fund's obligations with respect to such futures contracts.

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.


     The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of debt securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.


     In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the investment adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contracts. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, particularly in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     CURRENCY FUTURES AND OPTIONS THEREON

     Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

     The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the investment adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the investment adviser did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transaction.


     As in the case of interest rate futures contracts and options thereon, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.


     RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES


     Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus investors, may lose money through any unsuccessful use of these strategies. If the Subadviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include:
(1) dependence on the Subadviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2)
imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.



     The Fund will generally purchase or sell options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase or sell OTC options only if the investment adviser believes that the other party to the contract will continue to make a market for such options.

     SPECIAL RISKS RELATED TO FOREIGN CURRENCY FORWARD CONTRACTS

     The Fund may enter into foreign currency forward contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payment is made or received.

     ADDITIONAL RISKS OF OPTIONS ON SECURITIES AND CURRENCIES,
     FUTURES CONTRACTS AND OPTIONS THEREON

     Options, futures contracts, options on futures contracts and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental action affecting trading in, or the prices of, the instrument being traded. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

     Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances. If so, this could limit the ability of the Fund fully to protect against these risks. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

      Futures exchanges may establish daily limits in the amount that the price of a futures contract or related options contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond the limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions and subject some traders to substantial losses. In such event, it may not be possible for the Fund to close out a position, and in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin (except in the case of purchased options).

     An exchange-traded option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options the Fund has purchased with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market in an option the Fund has written, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position. Reasons for the absence of a liquid secondary market include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by a securities exchange on operating transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or clearing organization may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or a particular class or series of options) would cease to exist, although outstanding options would continue to be exercisable in accordance with their terms.

     The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the maintenance of a liquid market. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND FOREIGN CURRENCY FORWARD CONTRACTS

     The Fund will engage in transactions in interest rate foreign currency futures contracts and options thereon only to reduce certain risks of its investments and to attempt to enhance return in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

     In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts or options thereon if the initial margin and premium therefor exceed 5% of the market value of the Fund's total assets after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above restriction does not apply to the purchase and sale of futures contracts and options there on BONA FIDE hedging purposes within the meaning of the CFTC regulations. In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with the Custodian to cover the position, or alternative cover will be employed thereby insuring that the use of such futures contracts and options is unleveraged.


     CFTC regulations may impose limitations on the Fund's ability to engage in certain yield enhancement and risk management strategies. These are no limitations on the Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above.



     When the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the Fund will thereby be served. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian or sub-custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract.


     The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Fund's dealings in foreign currency forward contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Also this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may  purchase  or sell  securities  on a  when-issued  or  delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

SHORT SALES AGAINST-THE-BOX

     The Fund may make short sales against-the-box which is a short sale in which the Fund owns an equal amount of the securities sold short or owns securities convertible into or exchangeable without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

REPURCHASE AGREEMENTS


     The Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized by U.S. Government obligations in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.


     The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Directors. The investment adviser will monitor the creditworthiness of such parties under the general supervision of the Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.

     The Fund participates in a joint repurchase account with other investment companies managed by the Manager pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

BORROWING


     The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets.


LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 30% of the value of the Fund's total assets and that the loans are callable at any time by the Fund. As a matter of fundamental policy, the Fund will not lend more than 30% of the value of its total assets. The loans must at all times be secured by cash or other liquid assets or secured by an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which will be invested in short-term obligations.

     A loan may be terminated by the borrower or the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

     Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SEGREGATED ASSETS


     The Fund will segregate with its Custodian, State Street Bank and Trust Company (State Street), cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets, equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.


ILLIQUID SECURITIES

     The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Directors. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (b) it must not be "traded flat" that is, without accrued interest) or in default as to principal or interest.

     The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid." The Fund will also treat non-U.S. Government interest-only and principal-only mortgage backed security strips as illiquid so long as the staff of the Commission maintains its position that such securities are illiquid.

(C) DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

     When conditions dictate a defensive strategy, the Fund may temporarily invest without limit in securities denominated in U.S. dollars or U.S. Treasury securities or hold cash.

(D) PORTFOLIO TURNOVER


     As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions, and the Fund's portfolio turnover rate may exceed 100%, but is not expected to exceed 200%. The portfolio turnover rates for the Fund for the fiscal years ended October 31, 1998 and 1997 were 40% and 53%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocations and Other Practices" and "Taxes, Dividends and Distributions."


                            INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. The Fund's fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities" when used in this Statement of Additional Information means the lesser of 1) 67% or more of the voting securities of the Fund represented at a meeting at which more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy or 2) more than 50% of the outstanding voting securities of the Fund.

     The Fund may not:

     (1) Invest 25% or more of its total assets in any one industry. For this purpose "industry" does not include the U.S. Government and agencies and instrumentalities of the U.S. Government.



     (2) Make short sales of securities or maintain a short position, except short sales "against-the-box."


     (3) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, the purchase of securities subject to repurchase agreements, collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements or dollar roll transactions or the purchase or sale of options and futures contracts or options thereon, are not deemed to be a pledge of assets or the issuance of a senior security; and neither such arrangements, the purchase or sale of options, futures contracts or related options nor obligations of the Fund to the Directors pursuant to deferred compensation arrangements, are deemed to be the issuance of a senior security.


     (4) Buy or sell commodities, commodity contracts, real estate or interests in real estate (including mineral leases or rights), except that the Fund may purchase and sell futures contracts, options on futures contracts and securities secured by real estate or interests therein or issued by companies that invest therein. Transactions in foreign currencies and forward contracts and options on foreign currencies are not considered by the Fund to be transactions in commodities or commodity contracts.

     (5) Make loans, except (i) through repurchase agreements, (ii) through loan participations, and (iii) loans of portfolio securities (limited to 30% of the Fund's total assets).

     (6) Make investments for the purpose of exercising control or management over the issuers of any security.

     (7) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND


                               POSITION                                    PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)       WITH FUND                                  DURING PAST FIVE YEARS
------------------------------ -------------------- ------------------------------------------------------------------
Edward D. Beach (74)           Director             President and Director of BMC Fund, Inc., a closed-end investment company; formerly Vice Chairman of Broyhill Furniture
                                                    Industries, Inc.; Certified Public Accountant; Secretary and
                                                    Treasurer of Broyhill Family Foundation, Inc.; Member of the
                                                    Board of Trustees of Mars Hill College; and Director or Trustee
                                                    of 44 funds within the Prudential Mutual Funds.

Delayne Dedrick Gold (60)      Director             Marketing and Management Consultant and Director or Trustee of
                                                    44 funds within the Prudential Mutual Funds.


* Robert F. Gunia (52)         Vice President and   Vice President (since September 1997), The Prudential Insurance
                               Director             Company of America (Prudential); Executive Vice President and Treasurer,
                                                    (since December 1996) Prudential Investments Fund Management LLC (PIFM);
                                                    Senior Vice President (since March 1987) of Prudential Securities
                                                    Incorporated (Prudential Securities); formerly Chief Administrative
                                                    Officer (July 1990-September 1996), Director (January 1989-September
                                                    1996), and Executive Vice President, Treasurer and Chief Financial
                                                    Officer (June 1987-September 1996) of Prudential Mutual Fund
                                                    Management, Inc.; Vice President and Director (since May 1989) of
                                                    The Asia Pacific Fund, Inc.; and Director or Trustee of 44 funds within the Prudential Mutual Funds.


                               POSITION                          PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)       WITH FUND                         DURING PAST FIVE YEARS
------------------------------ ----------- -----------------------------------------------------------------
Douglas H. McCorkindale (59)   Director    Vice Chairman (since March 1984) and President (since September
                                           1997) of Gannett Co. Inc. (publishing and media); Director of
                                           Continental Airlines, Inc., Gannett Co., Inc. and Frontier
                                           Corporation and Director or Trustee of 23 funds within
                                           the Prudential Mutual Funds.

* Mendel A. Melzer, CFA (38)   Director    Chief Investment Officer (since October 1998) of Prudential
100 Mulberry Street                        Investments; Chief Investment Officer (October 1996-October
Gateway Two                                1998) of Prudential Mutual Funds; formerly Chief Financial
Newark, NJ 07102                           Officer of Prudential Investments (November 1995-September

                                           1996), Senior Vice President and Chief Financial Officer of
                                           Prudential Preferred Financial Services (April 1993-November
                                           1995), Managing Director of Prudential Investment Advisors
                                           (April 1991-April 1993) and Senior Vice President of
                                           Prudential Capital Corporation (July 1989-April 1991);
                                           Chairman and Director of Prudential Series Fund, Inc. and
                                           Director or Trustee of 44 other funds within the Prudential
                                           Mutual Funds.


Thomas T. Mooney (57)          Director    President of the Greater Rochester Metro Chamber of Commerce;
                                           former Rochester City Manager; Trustee of Center for
                                           Governmental Research, Inc.; Director of Blue Cross of
                                           Rochester, The Business Council of New York State, Executive
                                           Service Corps of Rochester, Monroe County Water Authority,
                                           Rochester Jobs, Inc., Monroe County Industrial Development
                                           Corporation, Northeast Midwest Institute ; President, Director
                                           and Treasurer of First Financial Fund, Inc. and The High
                                           Yield Plus Fund, Inc. and Director or Trustee of 33 other funds within the Prudential Mutual Funds.


Stephen P. Munn (56)           Director    Chairman (since January 1994), Director and President (since
                                           1988) and Chief Executive Officer (1988-December 1993) of
                                           Carlisle Companies Incorporated (manufacturer of industrial products) and Director or Trustee of 18 funds within the
                                           Prudential Mutual Funds.


* Richard A. Redeker (55)      Director    Formerly  President,  Chief  Executive  Officer and Director
                                           (October 1993-September 1996) of Prudential Mutual Fund
                                           Management, Inc.; Executive Vice President, Director and
                                           Member of Operating Committee (October 1993-September 1996)
                                           of Prudential Securities; Director (October 1993-September
                                           1996) of Prudential Securities Group, Inc.; Executive Vice
                                           President (January 1994-September 1996) of The Prudential
                                           Investment Corporation; Director of Prudential Mutual Fund
                                           Distributors, Inc. and Prudential Mutual Fund Services,
                                           Inc., and Senior Executive Vice President and Director
                                           (September 1978- September 1993) of Kemper Financial
                                           Services, Inc.; Director or Trustee of 30 funds within the
                                           Prudential Mutual Funds.



Robin B. Smith (59)            Director    Chairman and Chief Executive Officer (since August 1996) of
                                           Publishers Clearing House; formerly, President and Chief
                                           Executive Officer (January 1988-August 1996) and President
                                           and Chief Operating Officer (September 1981-December 1988)
                                           of Publishers Clearing House; Director of BellSouth Corporation,
                                           Texaco Inc., Spring Industries Inc. and Kmart Corporationand
                                           Director or Trustee of 32 funds within the Prudential Mutual
                                           Funds.


                            POSITION                                    PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)    WITH FUND                                  DURING PAST FIVE YEARS
--------------------------- --------------------- ----------------------------------------------------------------
*Brian M. Storms (44)       President and         President (since October 1998) of Prudential Investments;
                            Director              President (September 1996-October 1998) of Prudential Mutual

                                                  Funds, Annuities and Investment Management Services;
                                                  Managing Director (July 1991-September 1996) of
                                                  Fidelity Investment[s] Institutional Services
                                                  Company, Inc.; President (October 1989-September
                                                  1991) of J.K. Schofield; Senior Vice President
                                                  (September 1982-October 1989) of INVEST Financial
                                                  Corporation; President and Director or Trustee of 47
                                                  funds within the Prudential Mutual Funds.


Louis A. Weil, III (57)     Director              Chairnman (since January 1999), President and Chief Executive
                                                  Officer (since January 1996) and Director (since September 1991)
                                                  of Central Newspapers, Inc.; Chairman of the Board (since
                                                  January 1996), Publisher and Chief Executive Officer (August
                                                  1991-December 1995) of Phoenix Newspapers, Inc.; formerly,
                                                  Publisher (May 1989-March 1991) of Time Magazine, President,
                                                  Publisher and Chief Executive Officer (February 1986-August
                                                  1989) of The Detroit News and member of the Advisory Board,
                                                  Chase Manhattan Bank-Westchester; Director or Trustee of 30
                                                  funds within the Prudential Mutual Funds.




Clay T. Whitehead (60)      Director              President (since May 1983) of National Exchange Inc. (new
                                                  business development firm) and Director or Trustee of 18 funds within the Prudential Mutual Funds.

Grace C. Torres (39)        Treasurer and         First Vice President (since December 1996) of PIFM; First Vice
                            Principal Financial   President (since March 1993) of Prudential Securities; formerly
                            and Accounting        First Vice Principal Financial President (March 1994-September
                            Officer               1996) of Prudential Mutual Fund and Accounting Management,
                                                  Inc. and Vice President (July 1989-March 1994) of Bankers
                                                  Trust Corporation.

Marguerite E. H. Morrison   Secretary             Vice President and Associate General Counsel (since December
 (42)                                             1996) of PIFM; Vice President and Associate General Counsel of
                                                  Prudential Securities; formerly Vice President and
                                                  Associate General Counsel (June Secretary
                                                  1991-September 1996) of Prudential Mutual Fund
                                                  Management, Inc.

Stephen M. Ungerman  (45)   Assistant Treasurer   Tax Director (since March 1996) of Prudential
                                                  Investments; formerly First Vice President (February
                                                  1993-September 1996) of Prudential Mutual Fund
                                                  Management, Inc.



----------
 * "Interested" Director, as defined in the Investment Company Act, by reason of affiliation with Prudential Securities, The Prudential Insurance Company of America or the Manager.

** Unless otherwise stated, the address is c/o Prudential Investments Fund
   Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.



     The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy. The Directors also review the actions of the Fund's officers, who conduct and supervise the daily business operations of the Fund.



     The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.



     The Fund currently pays each of its Directors who is not an affiliated person of the Manager or the investment adviser annual compensation of $2,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional Funds on the Boards of which the Directors may be asked to serve.


     Directors may receive their Director's fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Director's fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended October 31, 1998 and the aggregate compensation paid to such Director for service on the Fund's Board and the Boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1998.

                              COMPENSATION TABLE




                                                    TOTAL 1998 COMPENSATION
                                  AGGREGATE           FROM FUND AND FUND
                                COMPENSATION            COMPLEX PAID TO
NAME OF DIRECTOR                  FROM FUND                TRUSTEES
----------------------------   --------------    ----------------------------
Edward D. Beach                    $2,250           $ 135,000(44/71)*
Delayne D. Gold                    $2,250           $ 135,000(44/71)*
Robert F. Gunia+                        -                   None
Donald D. Lennox (retired)         $  625                   None
Douglas H. McCorkindale**          $2,250           $  70,000(23/40)*
Mendel A. Melzer+                       -                   None
Thomas T. Mooney**                 $2,250           $ 115,000(35/70)*
Stephen P. Munn                    $2,250           $  45,000(18/24)*
Richard A. Redeker+                     -                   None
Robin B. Smith**                   $2,250           $  90,000(32/41)*
Brian M. Storms+                        -                   None
Louis A. Weil, III                 $2,250           $  90,000(30/54)*
Clay T. Whitehead                  $2,250           $  45,000(18/24)*


----------
 * Indicates number of Funds/portfolios in Fund Complex to which aggregate compensation relates.


** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1998, includes amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to $71,145, $119,740 and $116,225 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.

 + Interested Directors, do not receive compensation from the Fund or any fund in the Prudential Mutual Fund Family. Mr. Redeker is no longer an interested Director.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Directors of the Fund are eligible to purchase Class Z shares of the Fund which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.

     As of December 11, 1998, the Directors and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of the Fund, for Classes A, B and C. For Class Z shares, Douglas McCorkindale owned 207 shares and Robin B. Smith owned 589 shares, comprising a combined total of approximately 12.7% of the outstanding Class Z shares of beneficial interest.

     As of December 11, 1998, the entities owning more than 5% of the outstanding voting securities of the classes indicated are listed on Appendix IV.

     As of December 11, 1998, Prudential Securities was record holder of 6,441,058 Class A shares (or 79% of the outstanding Class A shares), 121,771 Class B shares (or 74% of the outstanding Class B shares), 5,191 Class C shares (or 76% of the outstanding Class C shares) and 5,425 Class Z shares (or 87% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.


                     INVESTMENT ADVISORY AND OTHER SERVICES

(A) MANAGER AND INVESTMENT ADVISER


     The manager of the Fund is Prudential Investments Fund Management LLC (the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund Is Managed-Manager" in the Prospectus. As of December 31, 1998, the Manager managed and/or administered open-end and closed-end management investment companies with assets of approximately $70.5 billion. According to the Investment Company Institute, as of November 30, 1998, the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.


     PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (the
Transfer Agent), a wholly-owned subsidiary of the Manager, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian), the Fund's custodian, and the Fund's Transfer Agent and dividend disbursing agent. The management services of the Manager for the Fund are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

     For its services, the Manager receives, pursuant to the Management Agreement, a fee at an annual rate of .55 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of the Manager, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due the Manager will be reduced by the amount of such excess.

No jurisdiction currently limits the Fund's expenses.

     In connection with its management of the business affairs of the Fund, the Manager bears the following expenses:

     (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of the Manager or Subadviser;

     (b) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and


     (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI or the investment adviser), pursuant to the subadvisory agreement between the Manager and the Subadviser (the Subadvisory Agreement).


     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Subadviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member,

(h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

     The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

     For the fiscal years ended October 31, 1998, 1997 and 1996, the Manager received management fees of $419,960, $559,063 and $682,450, respectively, from the Fund.



     The Manager has entered into the Subadvisory Agreement with the Subadviser, a wholly-owned subsidiary of Prudential. The PI Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. The Subadviser has entered into an agreement with PRICOA Asset Management Ltd. (PRICOA) under which PRICOA provides investment advisory services to the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by the Manager for the reasonable costs and expenses incurred by the Subadviser in furnishing those services. In turn, PRICOA is reimbursed by the Subadviser for its reasonable costs and expenses incurred in furnishing advisory services.



     The PI Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The PI Subadvisory Agreement may be terminated by the Fund, the Manager or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The PI Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act. The PRICOA Subadvisory Agreement provides that PRICOA can terminate it on 60 days' written notice and that the Subadviser can terminate it any time and the termination would take effect immediately. The PRICOA Subadvisory Agreement also provides that it will terminate automatically in the event of its assignment (as defined in the Investment Company Act).

(B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS

     Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities) was the Fund's distributor. The Distributor and Prudential Securities are subsidiaries of Prudential.

     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement, none of which are reimbursed by or paid for by the Fund.



     The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.



     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

     CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has voluntarily limited its distribution related fees payable under the Class A Plan to .15 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be terminated at any time without notice.



     For the fiscal year ended October 31, 1998, the Distributor and Prudential Securities received payments of approximately $42,891 and $67,888, respectively, under the Class A Plan and spent approximately $38,000 and $60,500, respectively, in distributing the Class A shares. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 1998, the Distributor and Prudential Securities also received approximately $800 and $1,600, respectively, in initial sales charges.



     CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee for providing personal service and/or maintaining shareholder accounts and (2) .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor has voluntarily limited its distribution related fees payable under both the Class B and Class C Plans to .75 of 1% of average daily net assets. This voluntary waiver may be terminated at any time without notice. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.


     CLASS B PLAN. For the fiscal year ended October 31, 1998, the Distributor and Prudential Securities received $5,554 and $12,425, respectively, from the Fund under the Class B Plan and spent approximately $2,570 and $7,067, respectively, in distributing the Fund's Class B shares. It is estimated that of the amount spent approximately 0%, 16.8% ($0, $1,185) was spent on printing and mailing of prospectuses to other than current shareholders; 25.0%, 12.3% ($643, $872) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 20.0%, 52.0% ($1,927, $5,010) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (16.2%, 40.3% or $1,557, $3,888) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (3.8%, 28.9% or $370, $1,122). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended October 31, 1998, the Distributor and Prudential Securities received approximately $4,800 and $2,100, respectively, in contingent deferred sales charges attributable to Class B shares.

     CLASS C PLAN. For the fiscal year ended October 31, 1998, the Distributor and Prudential Securities received $193 and $284, respectively, under the Class C Plan and spent approximately $191 and $294, respectively, in distributing Class C shares. It is estimated that of the $477, approximately 0%, 11.2% ($0, $33) was spent on printing and mailing of prospectuses to other than current shareholders; 0%, 0% ($0, $0) on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 39.4%, 53.8% ($191, $261) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (28.2%, 36.5% or $137, $177) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (11.1%, 17.3% or $54, $84).

     The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 1998, the Distributor and Prudential Securities received approximately $0 and $600, respectively, in contingent deferred sales charges attributable to Class C shares.

     Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES

     PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has waived a portion of its distribution fees as described above. These voluntary waivers may be terminated at any time. Fee waivers and subsidies will increase the Fund's total return.

NASD MAXIMUM SALES CHARGE RULE


     Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


(C) OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

     The Transfer Agent, Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. The Transfer Agent is a wholly-owned subsidiary of the Manager. The Transfer Agent provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, the Transfer Agent receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually established account and a monthly inactive zero balance account fee of $0.20 per shareholder account. The Transfer Agent is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.



     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.



                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Subadviser. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

     In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of price and execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

     When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

     The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

     When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.


     Subject to the above considerations, Prudential Securities may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Directors of the Fund, including a majority of the non-interested Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

     During the fiscal years ended October 31, 1998, 1997 and 1996, the Fund did not pay any brokerage commissions, including none to Prudential Securities.

     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at October 31, 1998. As of October 31, 1998, the Fund held no such securities.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

     The Fund is authorized to issue an unlimited number of shares of common stock, $.001 per share divided into four classes, designated Class A, Class B, Class C and Class Z shares, initially all of one series. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

     Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

     Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Directors do not intend to authorize additional series at the present time.

     The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES



     Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) and/or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus.


     Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Shareholder Investment Account- Exchange Privilege."

     PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, an investor must complete an application and telephone the Transfer Agent at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: the investor's name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by the investor to his/her bank to transfer funds by wire to the Fund's Custodian, State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Global Limited Maturity Fund, Inc.-Limited Maturity Portfolio, specifying on the wire the account number assigned by the Transfer Agent and the investor's name and identifying the class in which the investor is eligible to invest (Class A, Class B, Class C or Class Z shares).

     If an investor arranges for receipt by the Custodian of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, the investor may purchase shares of the Fund as of that day.

     In making a subsequent purchase order by wire, an investor should wire the Custodian directly and should be sure that the wire specifies Prudential Global Limited Maturity Fund, Inc.-Limited Maturity Portfolio, Class A, Class B, Class C or Class Z shares and the investor's name and individual account number. It is not necessary to call the Transfer Agent to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES



     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.


SPECIMEN PRICE MAKE-UP

     Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 3%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares of the Fund are sold at NAV. Using the NAV at October 31, 1998, the maximum offering price of the Fund's shares is as follows:


CLASS A
Net asset value and redemption price per Class A share .................    $  7.80
Maximum sales charge (3% of offering price) ............................        .24
                                                                            -------
Maximum offering price to public .......................................    $  8.04
                                                                            =======
CLASS B

Net asset value, redemption price and offering price per Class B share*     $  7.85
                                                                            =======
CLASS C

Net asset value and redemption price per Class C share* ................    $  7.85
Sales Charge (1% of offering price) ....................................        .08
                                                                            -------
Offering price to public ...............................................    $  7.93
                                                                            =======
CLASS Z

Net asset value, redemption price and offering price per Class Z share .    $  7.84
                                                                            =======

----------


** Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. At October 31, 1998, no initial sales charge was imposed on purchases of Class C shares.



SELECTING A PURCHASE ALTERNATIVE

     The following is provided to assist investors in determining which method of purchase best suits their individual circumstances and is based on current fees and expenses being charged to the Fund:

     If you intend to hold your investment for more than 2 years, but less than 3 years, you may consider purchasing Class B or Class C shares because: (1) the contingent-deferred sales load plus the cumulative annual distribution-related fee on Class B shares; and (ii) the maximum 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares would be lower than the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

     If you intend to hold your investment for more than 3 years, but less than 4 years, you may consider purchasing Class A shares because the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares would be lower than: (i) the contingent-deferred sales charge plus the cumulative annual distribution-related fee on Class B shares; and (ii) the maximum 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

     If you intend to hold your investment for more than 4 years, but less than 5 years, you may consider purchasing Class A or Class B shares because the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares and the cumulative annual distribution-related fee on Class B shares would be less than the maximum 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

     If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than the cumulative annual distribution-related fee on Class B shares and less than the initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless or how long you intend to hold you investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you do not qualify for a reduced sales charge on Class A shares and your purchase Class C shares, you would have to hold your investment for more than 3 years for the higher cumulative annual distribution-related fee on the Class C shares plus the 1% initial sales charge to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

     REDUCTION AND WAIVER OF INITIAL SALES CHARGE-CLASS A SHARES



     BENEFIT PLAN. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation, annuity plans under Sections 401(a), 457 and 403(b)(7) of the Internal Revenue Code, "rabbi" trusts and non-qualified deferred compensation plans that are sponsored by any employer that has a tax qualified plan with Prudential (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential
Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential, Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

     PRUDENTIAL RETIREMENT PROGRAMS. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential provides administrative or recordkeeping services, provided that (1) the plan has at least $1 million in existing assets or 250 eligible employees and (2) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code and plans that participate in a PruArray Program (benefit plan recordkeeping service) (hereafter referred to as a PruArray Plan). All Benefit Plans of a company (or affiliated companies under common control) for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold, provided that Prudential has been notified in advance of the entitlement to the waiver of the sales charge based on the aggregated assets. The term "existing assets" includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in a PruArray Plan (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Investment Account (GIA), a group annuity insurance product issued by Prudential, the Guaranteed Insulated Separate Account, a separate account operated by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (1) the purchase is made with the proceeds of a redemption from either GIA or SVF and (2) Class A shares are an investment option of the plan.

     PRUARRAY ASSOCIATION BENEFIT PLANS. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in a PruArray Plan provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (1) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (2) maintain their accounts with the Transfer Agent.



     PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (1) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (2) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.

     SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

     OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:

     o  officers of the Prudential Mutual Funds (including the Fund),

     o employees of the Distributor, Prudential Securities, the Manager and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

     o employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer,

     o  Prudential,   employees  and  special   agents  of  Prudential  and  its
        subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

     o registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

     o investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
        (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

     o investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,



  o orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

  o orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").


     For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.



     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund-How to Buy Shares-Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.


     An eligible group of related Fund investors includes any combination of the following:

     o an individual;

     o the individual's spouse, their children and their parents;

     o the individual's and spouse's Individual Retirement Account (IRA);

     o any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

     o a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children; o a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

     o one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

     The Transfer Agent, the Distributor or a broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through a broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

     LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other
Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

     For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent, Prudential or its affiliates and through your broker will not be aggregated to determine the reduced sales charge.

     A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant
Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

CLASS B SHARES

     The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, a broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares-Contingent Deferred Sales Charge", below.



     The Distributor will pay, from its own resources, sales commissions of up to 3% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

     The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE-CLASS C SHARES

     BENEFITS PLANS. Class C Shares may be purchased at NAV, without payment of an initial sales charge, by Benefits Plans (as defined above). In the case of Benefits Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefits Plans) and Benefits Plans sponsored by Prudential, Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefits Plans), Class C shares may be purchased at NAV by participants who are repaying the loans made from such plans to the participant.

     PRUDENTIAL RETIREMENT PLANS. The initial sales charge will be waived with respect to purchases of Class C shares by qualified and non-qualified retirement and deferred compensation plans participating in a PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services.

     INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

     Class Z shares of the Fund currently are available for purchase by the following categories of investors:

     o pension,  profit-sharing  or other employee benefit plans qualified under
       Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets,

     o participants in any fee-based program or trust program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option,

     o certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by an affiliate of the Distributor for whom Class Z shares of the Prudential Mutual Funds are an available investment option;

     o Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996,
       (1) were Class Z shareholders of the Prudential Mutual Funds or (2) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds,

     o current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund),

     o employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan, and

     o Prudential with an investment of $10 million or more.

     After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finders' fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

SALE OF SHARES

     An investor can redeem shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or the investor's broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If an investor is redeeming shares through a broker, the broker must receive the sell order before the Fund computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. The investor's broker will be responsible for furnishing all necessary documentation to the Distributor and may charge the investor for its services in connection with redeeming shares of the Fund.


     If an investor hold shares of the Fund through Prudential Securities, he or she must redeem the shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

     If an investor holds shares in non-certificate form, a written request for redemption signed by the investor exactly as the account is registered is required. If an investor holds certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or the investor's broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to the investor's broker.

     SIGNATURE GUARANTEE.  If the proceeds of the redemption (1) exceed $50,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or the broker of the certificate and/or written request, except as indicated below. If an investor holds shares through Prudential Securities, payment for shares presented for redemption will be credited to the investor's account at his or her broker, unless the investor indicates otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or
(4) exist.

     REDEMPTION IN KIND. If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company
Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.



     90-DAY REPURCHASE PRIVILEGE. If a shareholder redeems his or her shares and have not previously exercised the repurchase privilege, the shareholder may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to the shareholder's account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) The shareholder must notify the Transfer Agent, either directly or through the Distributor or the shareholder's broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

     CONTINGENT DEFERRED SALES CHARGE



     Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 3% to zero over a four-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC (one year for Class C Shares purchased before November 2, 1998). The CDSC will be deducted from the redemption proceeds and reduce the amount paid to the shareholder. The CDSC will be imposed on any redemption by a shareholders which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by the shareholders for shares during the preceding four years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                       CONTINGENT DEFERRED SALES
                                        CHARGE AS A PERCENTAGE
YEARS' SINCE PURCHASE                   OF DOLLARS INVESTED OR
 PAYMENT MADE                             REDEMPTION PROCEEDS
------------------------------------- --------------------------
       First ........................             3.0%
       Second .......................             2.0%
       Third ........................             1.0%
       Fourth .......................             1.0%
       Fifth and thereafter .........             None



     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding four years for Class B shares and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem

$500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 2% (the applicable rate in the second year after purchase) for a total CDSC of $4.80.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.



     WAIVER OF CONTINGENT DEFERRED SALES CHARGE-CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.


     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are:

     (1) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;

     (2) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 591|M/2 or a periodic distribution based on life expectancy;

     (3) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 591|M/2; and

     (4) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability.

     The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (that is, following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.



     Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds. The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of the Stable Value Fund.


     SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

     Shareholders must notify the Fund's Transfer Agent either directly or through their broker, at the time of redemption, that they are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

     In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                                                 REQUIRED DOCUMENTATION
Death
                                                                  A copy of the  shareholder's deathn certificate or, in  the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.


Disability-An  individual will be considered disabled  if he      A copy of  the Social  Security  Administration  award  letter
or a or she is  unable to engage in any substantial  gainful      letter from a physician on  the physician's letterhead stating
activity by reason of any  medically  determinable  physical      that the shareholder (or, in the case of a trust, the grantor)
or mental  impairment which  can  be  expected to result  in      is  permanently  disabled. The letter must also  indicate  the
death or to be of long-continued  and indefinite  duration.       date of disability.

Distribution from an IRA or 403(b) Custodial Account              A copy of the distribution form from the custodial firm
                                                                  indicating (i) the date of birth of the shareholder and
                                                                  (ii) that  the shareholder is  over  age 59 1/2 and  is
                                                                  taking a normal distribution-signed by the shareholder.

Distribution from Retirement Plan                                 A  letter  signed  by  the  plan  administrator/trustee
                                                                  indicating the reason for the distribution.


Excess Contributions                                              A letter from the shareholder (for an IRA) or the  plan
                                                                  administrator/trustee on company letterhead  indicating
                                                                  the amount of  the excess and whether or not taxes have
                                                                  been paid.

     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT-SHARES PURCHASED PRIOR TO AUGUST 1, 1994

     While a quantity discount is not available for Class B shares of the Fund, a quantity discount may apply to Class B shares of another Prudential Mutual Fund acquired pursuant to the exchange of Class B shares of the Fund. The applicable quantity discount, if any, will be that applicable to the shares acquired as a result of the exchange of Class B shares of the Fund.


WAIVER OF CONTINGENT DEFERRED SALES CHARGE-CLASS C SHARES

     PRUDENTIAL RETIREMENT PLANS. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in a PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account, the Guaranteed Insulated Separate Account and units of The Stable Value Fund.



     OTHER BENEFIT PLANS. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker not affiliated with Prudential and for which the broker provides administrative or recordkeeping services.


CONVERSION FEATURE-CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least five years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately five years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately five years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately six years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

     The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

     In order to exchange shares by telephone, an investor must authorize telephone exchanges on his or her initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, the investor may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For the investor's protection and to prevent fraudulent exchanges, telephone calls will be recorded and the investor will be asked to provide his or her personal identification number. A written confirmation of the exchange transaction will be sent to the investor. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

     If an investor holds shares through Prudential Securities, the shares must be exchanged by contacting the investor's Prudential Securities financial adviser.

     If an investor holds certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged.

     An investor may also exchange shares by mail by writing to the Fund's Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and investors should make exchanges by mail by writing to the Transfer Agent, at the address noted above.

     CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

     The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
        (California Money Market Series)

       Prudential Government Securities Trust
        (Money Market Series)
        (U.S. Treasury Money Market Series)

       Prudential Municipal Series Fund
        (Connecticut Money Market Series)
        (Massachusetts Money Market Series)
        (New Jersey Money Market Series)
        (New York Money Market Series)

       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.

     CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the five year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C Exchange Privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

     CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

     SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise.

     Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

     Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.


     The Prudential Securities Cash Balance Pension Plan may only exchange its Class Z shares for Class Z shares of those Prudential Mutual Funds which permit investment by the Prudential Securities Cash Balance Pension Plan.

     Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, the Distributor or the investor's broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.1

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2


PERIOD OF
MONTHLY INVESTMENTS:          $100,000     $150,000     $200,000     $250,000
--------------------------   ----------   ----------   ----------   ---------
  25 Years ...............     $  105       $  158       $  210      $  263
  20 Years ...............        170          255          340         424
  15 Years ...............        289          433          578         722
  10 Years ...............        547          820        1,093       1,366
  5 Years ................      1,361        2,041        2,721       3,402
  See "Automatic Investment Plan."


----------
  1 Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

  2 The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

     Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

     A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or an investor's broker. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

     In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

     The Transfer Agent, the Distributor or an investor's broker act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

     Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

     INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.


                              TAX-DEFERRED COMPOUNDING1

CONTRIBUTIONS       PERSONAL
MADE OVER:          SAVINGS         IRA
---------------   -----------   ----------
  10 years         $ 26,165      $ 31,291
  15 years           44,675        58,649
  20 years           68,109        98,846
  25 years           97,780       157,909
  30 years          135,346       244,692

----------
1 The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS


     From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


     The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

     The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of the Fund's net asset value to be as of 4:15 P.M., New York time. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Under the Investment Company Act, the Directors are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser, including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of the Fund (I.E., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund. For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 1998, of approximately $52,716,100 of which $4,207,200 expires in 2000, $32,949,600 expires in 2001, $12,011,000 expires  in 2002,  $1,565,600  expires  in 2003,  $326,200  expires  in 2004 and
$1,656,500 expires in 2006. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

     Qualification of the Fund as a regulated investment company requires, among other things, that (a) the Fund derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) in each year.

     Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

     Special rules apply to most options on stock indices, futures contracts and options thereon, and foreign currency forward contracts in which the Fund may invest. See "Description of the Fund, Its Investments and Risks." These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

     Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions which are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.

     Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

     Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

     Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

     A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

     Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Net capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

     Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent a Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts (described above) and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.



     The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

     The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.


     The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations that, in general meet either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its PRO RATA share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Fund does not expect to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders any foreign income taxes paid.

     Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

     Dividends and distributions may also be subject to state and local taxes.

                            PERFORMANCE INFORMATION

     AVERAGE  ANNUAL TOTAL RETURN.  The Fund may from time to time advertise its
average  annual  total  return.   Average  annual  total  return  is  determined
separately for Class A, Class B, Class C and Class Z shares.

     Average annual total return is computed according to the following formula:

                                P(1 + T)n = ERV

Where: P = a hypothetical initial payment of $1,000
       T = average annual total return
       n = number of years

    ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

     The average annual total returns for Class A shares for the one year, five year and since inception (November 1, 1990) periods ended October 31, 1998 were (.08)%, 3.97% and 4.75%, respectively. The average annual total returns for Class B shares for the one year, five year and since inception (November 1, 1990) periods ended October 31, 1998 were (.52)%, 4.03% and 4.44%, respectively. The average annual total returns for Class C shares for the one year and since inception (August 1, 1994) periods ended October 31, 1998 were 1.48% and 5.60%, respectively. The average annual total returns for the Class Z shares for the one year and since inception (January 27, 1997) periods ended October 31, 1998 were 3.28% and 3.89%, respectively.

     AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                     ERV - P
                                     -------
                                        P

Where: P = a hypothetical initial payment of $1,000.

     ERV = ending  redeemable  value at the end  of the 1, 5 or 10 year  periods
           (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

     The aggregate total returns for Class A shares for the one year, five year and since inception periods ended on October 31, 1998 were 3.01%, 25.27% and 49.38%, respectively. The aggregate total returns for Class B shares for the one year, five year and since inception periods ended on October 31, 1998 were 2.48%, 21.85% and 41.57%, respectively. The aggregate total returns for Class C shares for the one year and since inception periods ended October 31, 1998 were 2.48% and 26.07%, respectively. The aggregate total returns for the Class Z shares for the one year and since inception periods ended October 31, 1998 were 3.28% and 6.93%, respectively.

     YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                      a - b
                           YIELD = 2[(------ + 1)6-1]

                                       cd

     Where: a = dividends and interest earned during the period.
            b = expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the maximum offering price per share on the last day of the period.

     Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.

     The Fund's 30-day yields for the 30 days ended October 31, 1998 were 7.64%, 7.26%, 7.27% and 8.02% for the Class A, Class B, Class C and Class Z shares, respectively.


     From time to time, the performance of the Fund may be measured against various indices. Such performance information may include data from Lipper, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)


[GRAPHIC OMITTED]

(1) SOURCE: IBBOTSON ASSOCIATES. USED WITH PERMISSION. ALL RIGHTS RESERVED. COMMON STOCK RETURNS ARE BASED ON THE STANDARD & POOR'S 500 STOCK INDEX, A MARKET-WEIGHTED, UNMANAGED INDEX OF 500 COMMON STOCKS IN A VARIETY OF INDUSTRY SECTORS. IT IS A COMMONLY USED INDICATOR OF BROAD STOCK PRICE MOVEMENTS. THIS CHART IS FOR ILLUSTRATIVE PURPOSES ONLY AND IS NOT INTENDED TO REPRESENT THE PERFORMANCE OF ANY PARTICULAR INVESTMENT OR FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

PRUDENTIAL GLOBAL LIMITED
MATURITY FUND, INC.
LIMITED MATURITY PORTFOLIO

PORTFOLIO OF INVESTMENTS AS OF

OCTOBER 31, 1998

=============================================================

Principal                                        US$
Amount                                           Value
(000)        Description                         (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--85.0%

------------------------------------------------------------
AUSTRALIA--10.1%

A$     3,750 Federal National Mortgage
                Association,
                6.375%, 8/15/07                  $ 2,477,437
     6,000   Queensland Treasury Corporation,
                8.00%, 5/14/03                     4,202,212
                                                 -----------
                                                   6,679,649

------------------------------------------------------------
CANADA--4.7%

C$     2,000 British Columbia Municipal Fin.
                Auth., 6.75%, 4/24/07              1,386,734
     2,500   Province of Quebec,
                6.50%, 10/1/07                     1,697,052
                                                 -----------
                                                   3,083,786

------------------------------------------------------------
DENMARK--6.8%

DKr   25,000 Danish Government Bonds,
                7.00%, 12/15/04                    4,511,015

------------------------------------------------------------
GERMANY--14.6%

DM     7,000 Deutsche Bundesrepublik Principal
                Strip, Zero Coupon, 7/4/07         2,936,999
     4,250   German Government Bonds,
                6.00%, 1/5/06                      2,863,698
     3,000   Republic of Columbia,
                7.25%, 12/21/00                    1,763,321
     3,000   Tokyo Gas Co. Ltd.,
                7.00%, 7/27/05                     2,085,035
                                                 -----------
                                                   9,649,053

------------------------------------------------------------
GREECE--3.0%
             Hellenic Republic,

GRD  200,000 11.00%, 11/26/99                        695,278
    40,000   9.20%, 3/21/02                          141,329
   325,000   12.70%, 12/31/03, FRN                 1,151,189
                                                 -----------
                                                   1,987,796

------------------------------------------------------------
HUNGARY--0.4%

HUF   50,000 Hungarian Government Bonds,
                16.00%, 4/12/00                  $   228,985
------------------------------------------------------------
NETHERLANDS--2.2%
NLG    2,500 Dutch Government Bonds,

                6.50%, 4/15/03                     1,486,414

------------------------------------------------------------
NEW ZEALAND--4.5%

NZ$    2,800 Federal National Mortgage
                Association,

                7.25%, 6/20/02                     1,534,829
     1,400   Int'l. Bank Recon. & Dev.,
                7.25%, 5/27/03                       768,895
     1,200   New Zealand Government Bonds,
                8.00%, 4/15/04                       713,948
                                                 -----------
                                                   3,017,672

------------------------------------------------------------
RUSSIA--0.1%

             European Bank Recon. & Dev.,
Rub     2,200 31.00%, 5/5/00                          13,174
     3,500   Zero Coupon, 5/28/02                      7,335
                                                 -----------
                                                      20,509

------------------------------------------------------------
SPAIN--5.5%

             Spanish Government Bonds,

Pts   200,000 10.30%, 6/15/02                      1,731,629
   225,000   8.00%, 5/30/04                        1,909,745
                                                 -----------
                                                   3,641,374


--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL GLOBAL LIMITED
MATURITY FUND, INC.
LIMITED MATURITY PORTFOLIO

PORTFOLIO OF INVESTMENTS AS OF
OCTOBER 31, 1998
=============================================================

Principal                                        US$
Amount                                           Value
(000)        Description                         (Note 1)
------------------------------------------------------------
SWEDEN--2.7%

SEK   13,000 Swedish Government Bonds,
                6.00%, 2/9/05                    $ 1,809,068
------------------------------------------------------------
UNITED KINGDOM--3.5%

BP       447 Banco Central Del Uruguay, FRN,
                8.875%, 2/19/07                      642,026

       900   Powergen PLC,
                8.875%, 3/26/03                    1,639,056
                                                 -----------
                                                   2,281,082

------------------------------------------------------------
UNITED STATES--26.9%
CENTRAL BANKS--1.1%

US$      750 Banco del Estado Chile,
                8.39%, 8/1/01                        746,295

------------------------------------------------------------
SOVEREIGN BONDS--5.6%
       500   Jamaican Government Bonds,
                9.625%, 7/2/02                       400,000
             Ministry of Finance (Russia),

       600   9.25%, 11/27/01                         172,800
     1,000   10.00%, 6/26/07                         241,250
     1,466   Republic of Croatia, FRN,
                6.5625%, 7/31/06                   1,069,989
       400   Republic of Lithuania,
                7.125%, 7/22/02                      360,000
       500   Sultan of Oman,
                7.125%, 3/20/02                      505,000
     1,015   Trinidad & Tobago Republic,
                9.75%, 11/3/00                       982,013
                                                 -----------
                                                   3,731,052

SUPRANATIONAL BONDS--0.7%
US$      500 Corporacion Andina de Formento,
                6.1625%, 4/3/01                  $   490,000
------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--19.5%
             United States Treasury Bonds,

     4,750   6.125%, 9/30/00                       4,904,375
     1,000   7.875%, 11/15/04                      1,175,780
     1,000   5/15/05, P/O                            739,330
     5,500   6.25%, 2/15/07                        6,099,830
                                                 -----------
                                                  12,919,315
                                                 -----------
                                                  17,886,662
                                                 -----------
             Total long-term investments
                (cost US$57,978,825)              56,283,065
                                                 -----------

------------------------------------------------------------
SHORT-TERM INVESTMENTS--13.2%

------------------------------------------------------------
HUNGARY--1.4%

             Hungarian Government Bonds,
HUF   65,000 16.50%, 4/12/99                         298,800
     130,000 16.50%, 7/24/99                         598,188
                                                 -----------
                                                     896,988

------------------------------------------------------------
NETHERLANDS--1.6%
NLG    2,000 Republic of Argentina,
                7.625%, 7/5/99                     1,027,975

------------------------------------------------------------
POLAND--1.3%

             Polish Treasury Bills,
PLN    1,700 15.30%, 2/17/99                         469,788
       600   15.25%, 3/3/99                          164,755
       900   15.25%, 4/28/99                         240,374
                                                 -----------
                                                     874,917


--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL GLOBAL LIMITED
MATURITY FUND, INC.
LIMITED MATURITY PORTFOLIO

PORTFOLIO OF INVESTMENTS AS OF
OCTOBER 31, 1998

=============================================================

Principal                                        US$
Amount                                           Value
(000)        Description                         (Note 1)
------------------------------------------------------------
UNITED STATES--2.9%
US$    1,000 Cadbury Schweppes, PLC,
                6.25%, 10/4/99                   $ 1,009,500
     1,000   Petroleas Mexicano, FRN,
                6.59375%, 3/8/99                     987,000

                                                 -----------
                                                   1,996,500

------------------------------------------------------------
REPURCHASE AGREEMENT--6.0%

     3,956   Joint Repurchase Agreement
                Account,
                5.40%, 11/2/98, (Note 5)           3,956,000
                                                 -----------
             Total short-term investments
                (cost US$8,923,920)                8,752,380
                                                 -----------

------------------------------------------------------------
TOTAL INVESTMENTS--98.2%

             (cost US$66,902,745; Note 4)         65,035,445
             Other assets in excess of
                liabilities--1.8%                  1,163,701
                                                 -----------
             Net Assets--100%                    $66,199,146
                                                 ===========


---------------
Portfolio securities are classified by country according to the security's currency denomination.

FRN--Floating Rate Note.
P/O--Principal Only.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                       PRUDENTIAL GLOBAL LIMITED
                                                             MATURITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES                   LIMITED MATURITY PORTFOLIO

================================================================================


ASSETS                                                         OCTOBER 31, 1998

                                                               -----------------
Investments, at value (cost $66,902,745)......................       $65,035,445
Foreign currency, at value (cost $693)........................               725
Cash..........................................................               918
Interest receivable...........................................         1,706,869
Forward currency contracts--net amount receivable
  from counterparties.........................................            33,575

Other assets..................................................             2,346
                                                                ----------------
   Total assets...............................................        66,779,878
                                                                ----------------
LIABILITIES

Accrued expenses..............................................           211,379
Payable for Fund shares reacquired............................           147,287
Dividends payable.............................................           119,982
Forward currency contracts - net amount payable to
   counterparties.............................................            60,939
Management fee payable........................................            31,222
Distribution fee payable......................................             9,324
Withholding taxes payable.....................................               599
                                                                ----------------
   Total liabilities..........................................           580,732
                                                                ----------------
Net Assets....................................................      $ 66,199,146
                                                                ================
Net assets were comprised of:

   Common stock, at par.......................................      $      8,481
   Paid-in capital in excess of par...........................       120,850,582
                                                                ----------------
                                                                     120,859,063

   Distributions in excess of net investment income...........           (93,217)
   Accumulated net realized loss on investments...............       (52,716,140)
   Net unrealized depreciation on investments and
       foreign currencies.....................................        (1,850,560)
                                                                ----------------
Net assets, October 31, 1998..................................      $ 66,199,146
                                                                ================
Class A:

   Net asset value and redemption price per share
      ($64,537,552 / 8,269,780 shares of common stock issued
       and outstanding).......................................             $7.80
   Maximum sales charge (3.00% of offering price..............               .24
                                                                ----------------
   Maximum offering price to public...........................             $8.04
                                                                ================
Class B:

   Net asset value, offering price and redemption
       price per share  ($1,561,964 / 198,916 shares of common
       stock issued and outstanding)..........................             $7.85
                                                                ================
Class C:

   Net asset value, offering  price and  redemption
      price per share  ($50,932 / 6,486 shares of common stock
       issued and outstanding)................................             $7.85
                                                                ================
Class Z:

   Net asset value, offering  price and  redemption
      price per share  ($48,698 / 6,212 shares of common stock
      issued and outstanding)..................................            $7.84
                                                                ================

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL GLOBAL LIMITED
MATURITY FUND, INC.
LIMITED MATURITY PORTFOLIO
STATEMENT OF OPERATIONS

================================================================================

                                                    YEAR ENDED
NET INVESTMENT INCOME                            OCTOBER 31, 1998
                                                 ----------------
Income

   Interest (net of foreign withholding tax of
      $564) ..................................     $  6,122,897
                                                   ------------
Expenses

   Management fee.............................          419,960
   Distribution fee--Class A..................          110,779
   Distribution fee--Class B..................           17,979
   Distribution fee--Class C..................              477
   Custodian's fees and expenses..............          150,000
   Transfer agent's fees and expenses.........          136,000
   Reports to shareholders....................           96,000
   Registration fees..........................           55,000
   Audit fees and expenses....................           30,000
   Directors' fees and expenses...............           19,000
   Legal fees and expenses....................           15,000
   Miscellaneous..............................            7,247
                                                   ------------
      Total expenses..........................        1,057,442
                                                   ------------
Net investment income.........................        5,065,455
                                                   ------------

REALIZED  AND  UNREALIZED  GAIN  (LOSS)  ON  INVESTMENTS  AND  FOREIGN  CURRENCY
TRANSACTIONS

Net realized gain (loss) on:
   Investment transactions....................       (3,154,390)
   Foreign currency transactions..............         (589,791)
                                                   ------------
                                                     (3,744,181)
                                                   ------------
Net change in unrealized appreciation (depreciation) of:
   Investments................................          608,777
   Foreign currencies.........................          601,701

                                                   ------------
                                                      1,210,478
                                                   ------------
Net loss on investments and foreign
   currencies.................................       (2,533,703)
                                                   ------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS.....................     $  2,531,752
                                                   ============

PRUDENTIAL GLOBAL LIMITED
MATURITY FUND, INC.
LIMITED MATURITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

================================================================================

INCREASE (DECREASE)                      YEAR ENDED OCTOBER 31,
                                         -----------------------
IN NET ASSETS                            1998              1997
                                         -----------------------
Operations

   Net investment income.........    $  5,065,455      $  6,948,119
   Net realized gain (loss) on
      investment and foreign
      currency transactions......      (3,744,181)        3,939,377
   Net change in unrealized
      appreciation (depreciation)
      of investments and foreign
      currencies.................       1,210,478        (5,664,378)
                                   --------------      ------------
Net increase in net assets
   resulting from operations.....       2,531,752         5,223,118
                                   --------------      ------------
Dividends and distributions (Note 1):
   Dividends from net investment income

      Class A....................      (4,900,891)       (5,803,256)
      Class B....................        (157,098)       (1,137,460)
      Class C....................          (4,724)           (7,370)
      Class Z....................          (2,742)              (33)
                                   --------------      ------------
                                       (5,065,455)       (6,948,119)
                                   --------------      ------------
   Distributions in excess of net
      investment income

      Class A....................      (2,132,264)       (2,383,691)
      Class B....................         (68,349)         (802,612)
      Class C....................          (2,055)           (1,338)
      Class Z....................          (1,193)               (4)
                                   --------------      ------------
                                       (2,203,861)       (3,187,645)
                                   --------------      ------------
   Tax return of capital
      distributions

      Class A....................        (964,282)          --
      Class B....................         (30,910)          --
      Class C....................            (929)          --
      Class Z....................            (539)          --
                                   --------------      ------------
                                         (996,660)          --
                                   --------------      ------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      sold.......................         910,000        15,362,799
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions..............       4,998,800         5,830,223
   Cost of shares reacquired.....     (23,133,758)      (41,030,001)
                                   --------------      ------------
Net decrease in net assets from
   Fund share transactions.......     (17,224,958)      (19,836,979)
                                   --------------      ------------
Total decrease...................     (22,959,182)      (24,749,625)
NET ASSETS

Beginning of year................      89,158,328       113,907,953
                                   --------------      ------------
End of year(a)...................    $ 66,199,146      $ 89,158,328
                                   ==============      ============

---------------
(a) Includes undistributed net

    investment income of:            $   --            $  4,198,301
                                   --------------      ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                      PRUDENTIAL GLOBAL LIMITED

                                                             MATURITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS                         LIMITED MATURITY PORTFOLIO

================================================================================

Prudential Global Limited Maturity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a nondiversified, open-end, management investment company. The Fund was incorporated in Maryland on February 21, 1990. The Limited Maturity Portfolio (the "Portfolio") commenced investment operations on November 1, 1990. The investment objective of the Portfolio is to maximize total return, the components of which are current income and capital appreciation, by investing primarily in a portfolio of investment grade debt securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country or industry.

--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATION: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Government securities for which quotations are available will be based on prices provided by an independent pricing service or broker-dealer. Other portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the average of the quoted bid and asked prices provided by an independent pricing service or by principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the fiscal period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains (losses) on investment transactions.

Net realized gain on foreign currency transactions represents net foreign exchange gains or losses from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

FORWARD CURRENCY CONTRACTS: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its

--------------------------------------------------------------------------------

                                                      PRUDENTIAL GLOBAL LIMITED

                               MATURITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS                         LIMITED MATURITY PORTFOLIO

================================================================================

foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

SECURITIES TRANSACTIONS and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes discounts on purchases of debt securities as adjustments to income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

DIVIDENDS AND DISTRIBUTIONS: The Fund declares daily and pays dividends from book basis net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Portfolio accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $1,090,997, decrease accumulated net realized losses by $2,087,657 and decrease paid-in capital in excess of par by $996,660. This was primarily the result of net foreign currency losses and an overdistribution of taxable income for the year ended October 31, 1998. Net investment income, net realized gains and net assets were not affected by this change.

FEDERAL INCOME TAXES: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

Therefore, no federal income tax provision is required.

--------------------------------------------------------------------------------

NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC, through an agreement with PRICOA Asset Management Ltd. ("PRICOA"), furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. PIC pays for the services of PRICOA. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .55 of 1% of the average daily net assets of the Portfolio.

The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PSI or PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensated PSI and PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%, and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .15 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended October 31, 1998.

PSI and PIMS have advised the Fund that they received approximately $2,400 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 1998. From these fees, PSI and PIMS

--------------------------------------------------------------------------------

                                                      PRUDENTIAL GLOBAL LIMITED

                                                             MATURITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS                         LIMITED MATURITY PORTFOLIO

--------------------------------------------------------------------------------

paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Fund that for the year ended October 31, 1998, they received approximately $6,900 and $600 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

The Fund, along with other affiliated registered investment companies (the "Funds"), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement for the year ended October 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.

PSI, PIFM, PIC, PIMS and PRICOA are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

--------------------------------------------------------------------------------

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended October 31, 1998, the Portfolio incurred fees of approximately $118,000 for the services of PMFS. As of October 31, 1998, approximately $8,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

--------------------------------------------------------------------------------

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1998 aggregated $27,944,541 and $49,294,551, respectively.

The United States federal income tax basis of the Portfolio's investments at October 31, 1998 was substantially the same as for financial reporting purposes and, accordingly, net unrealized depreciation of investments was $1,867,300
(gross unrealized appreciation--$2,062,528; gross unrealized depreciation-- $3,929,828).

For federal income tax purposes, the Portfolio had a capital loss carryforward as of October 31, 1998, of approximately $52,716,100 of which $4,207,200 expires in 2000, $32,949,600 expires in 2001, $12,011,000 expires in 2002, $1,565,600 expires  in 2003,  $326,200  expires  in 2004 and  $1,656,500  expires  in 2006.
Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

At October 31, 1998, the Portfolio had outstanding forward currency contracts to sell foreign currencies as follows:

                             VALUE AT
FORWARD CURRENCY          SETTLEMENT DATE     CURRENT     APPRECIATION
SALE CONTRACTS              RECEIVABLE         VALUE      (DEPRECIATION)
------------------------- ---------------   -----------   -------------
Australian Dollars,

  expiring 11/25/98......   $ 9,521,535     $ 9,569,245     $(47,710)
Canadian Dollars,
  expiring 11/25/98......     2,868,793       2,865,538        3,255
French Francs,
  expiring 11/25/98......     3,834,724       3,822,747       11,977
Japanese Yen,
  expiring 11/25/98......       848,293         861,522      (13,229)
Swiss Francs,
  expiring 11/25/98......     5,282,738       5,264,395       18,343
                            -----------     -----------     --------
                            $22,356,083     $22,383,447     $(27,364)
                            ===========     ===========     ========

--------------------------------------------------------------------------------

NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Portfolio, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of October 31, 1998, the Portfolio has a 0.4% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Portfolio represents $3,956,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 5.40%, in the principal amount of $260,000,000, repurchase price $260,117,000, due 11/2/98. The value of the collateral including accrued interest was $265,935,719.

Deutsche Bank Securities, Inc., 5.41%, in the principal amount of $260,000,000, repurchase price $260,117,217, due 11/2/98. The value of the collateral including accrued interest was $265,200,735.

--------------------------------------------------------------------------------

                            PRUDENTIAL GLOBAL LIMITED

                               MATURITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS                        LIMITED MATURITY PORTFOLIO

--------------------------------------------------------------------------------
Salomon Smith Barney Inc., 5.40%, in the principal amount of $260,000,000, repurchase price $260,117,000, due 11/2/98. The value of the collateral including accrued interest was $265,365,298.

Warburg  Dillon  Read LLC,  5.38%,  in the  principal  amount  of  $160,825,000,

repurchase price $160,897,103, due 11/2/98. The value of the collateral including accrued interest was $164,045,205.

--------------------------------------------------------------------------------
NOTE 6. CAPITAL

The Portfolio offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Portfolio has authorized 2 billion shares of common stock at $.001 par value per share equally divided into Class A, B, C and Z shares.

Transactions in shares of common stock for the fiscal years ended October 31, 1998 and 1997 were as follows.

Class A                                 Shares         Amount
--------                              ----------    ------------
Year ended October 31, 1998:
Shares sold.........................      60,910    $    492,071
Shares issued in reinvestment of
  dividends and distributions.......     595,087       4,814,179
Shares reacquired...................  (2,675,177)    (21,698,873)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................  (2,019,180)    (16,392,623)
Shares issued upon conversion from
  Class B...........................     165,902       1,366,795
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (1,853,278)   $(15,025,828)
                                      ==========    ============

Class A                                 Shares         Amount
--------                              ----------    ------------
Year ended October 31, 1997:
Shares sold.........................   1,677,463    $ 14,801,446
Shares issued in reinvestment of
  dividends and distributions.......     550,154       4,710,600
Shares reacquired...................  (2,618,160)    (22,399,789)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (390,543)     (2,887,743)
Shares issued upon conversion from
  Class B...........................   2,682,675      22,909,615
                                      ----------    ------------
Net increase in shares

  outstanding.......................   2,292,132    $ 20,021,872
                                      ==========    ============
Class B
--------
Year ended October 31, 1998:
Shares sold.........................      42,084    $    342,479
Shares issued in reinvestment of
  dividends and distributions.......      21,298         173,540
Shares reacquired...................    (165,425)     (1,347,329)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (102,043)       (831,310)
Shares reacquired upon conversion
  into Class A......................    (165,049)     (1,366,795)
                                      ----------    ------------
Net decrease in shares

  outstanding.......................    (267,092)   $ (2,198,105)
                                      ==========    ============
Year ended October 31, 1997:

Shares sold.........................      53,550    $    462,980
Shares issued in reinvestment of
  dividends and distributions.......     128,673       1,112,119
Shares reacquired...................  (2,106,270)    (18,586,016)
                                      ----------    ------------
Net decrease in shares outstanding

  before conversion.................  (1,924,047)    (17,010,917)
Shares reacquired upon conversion
  into Class A......................  (2,672,625)    (22,909,615)
                                      ----------    ------------
Net decrease in shares

  outstanding.......................  (4,596,672)   $(39,920,532)
                                      ==========    ============
Class C
--------
Year ended October 31, 1998:
Shares sold.........................       3,889    $     32,000
Shares issued in reinvestment of
  dividends and distributions.......         820           6,683
Shares reacquired...................     (10,850)        (87,472)
                                      ----------    ------------
Net decrease in shares

  outstanding.......................      (6,141)   $    (48,789)
                                      ==========    ============

--------------------------------------------------------------------------------

                                                      PRUDENTIAL GLOBAL LIMITED

                                                             MATURITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS                         LIMITED MATURITY PORTFOLIO

--------------------------------------------------------------------------------

Class C                                 Shares         Amount
--------                              ----------    ------------
Year ended October 31, 1997:
Shares sold.........................      10,910    $     94,072
Shares issued in reinvestment of
  dividends and distributions.......         872           7,480
Shares reacquired...................      (5,205)        (44,196)
                                      ----------    ------------
Net increase in shares
  outstanding.......................       6,577    $     57,356
                                      ==========    ============

Class Z
--------

Year ended October 31, 1998:
Shares sold.........................       5,175    $     43,450
Shares issued in reinvestment of
  dividends and distributions.......         543           4,398
Shares reacquired...................         (11)            (84)
                                      ----------    ------------
Net increase in shares
  outstanding.......................       5,707    $     47,764
                                      ==========    =============
January 27, 1997(a) through October 31, 1997:

Shares sold.........................         502    $      4,301
Shares issued in reinvestment of
  dividends and distributions.......           3              24
                                      ----------    ------------
Increase in shares outstanding......         505    $      4,325
                                      ==========    ============

---------------
(a) Commencement of offering of Class Z shares.

--------------------------------------------------------------------------------

                                                      PRUDENTIAL GLOBAL LIMITED

                               MATURITY FUND, INC.

FINANCIAL HIGHLIGHTS                                  LIMITED MATURITY PORTFOLIO

--------------------------------------------------------------------------------


                                                                          CLASS A

                                                  -------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,

                                                  -------------------------------------------------------
                                                  1998(b)     1997(b)      1996        1995        1994
                                                  -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  8.41     $  8.82     $  8.39     $  8.56     $  9.29
                                                  -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS

Net investment income.........................        .54         .60         .60         .61         .70
Net realized and unrealized gain (loss) on
   investment and foreign currency

   transactions...............................       (.29)       (.16)        .40        (.21)       (.86)
                                                  -------     -------     -------     -------     -------
   Total from investment operations...........        .25         .44        1.00         .40        (.16)
                                                  -------     -------     -------     -------     -------
LESS DISTRIBUTIONS

Dividends from net investment income..........       (.54)       (.60)       (.57)       (.48)      --
Distributions in excess of net investment
   income.....................................       (.22)       (.25)      --          --          --
Tax return of capital distributions...........       (.10)      --          --           (.09)       (.57)
                                                  -------     -------     -------     -------     -------
   Total distributions........................       (.86)       (.85)       (.57)       (.57)       (.57)
                                                  -------     -------     -------     -------     -------
Net asset value, end of year..................    $  7.80     $  8.41     $  8.82     $  8.39     $  8.56
                                                  =======     =======     =======     =======     =======
TOTAL RETURN(a):..............................       3.01%       5.14%      12.35%       4.92%      (1.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $64,538     $85,109     $69,051     $18,216     $28,841
Average net assets (000)......................    $73,853     $83,590     $53,284     $20,153     $38,000
Ratios to average net assets:

   Expenses, including distribution fees......       1.36%       1.35%       1.32%       1.21%       1.17%
   Expenses, excluding distribution fees......       1.21%       1.20%       1.17%       1.06%       1.02%
   Net investment income......................       6.65%       6.94%       7.12%       7.25%       7.67%
For Class A, B, C and Z shares:

   Portfolio turnover rate....................         40%         53%        101%        199%        232%


---------------

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b) Calculated based upon average shares outstanding during the year.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                            PRUDENTIAL GLOBAL LIMITED

                               MATURITY FUND, INC.

FINANCIAL HIGHLIGHTS       LIMITED MATURITY PORTFOLIO

--------------------------------------------------------------------------------


                                                                            CLASS B

                                                  -----------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,

                                                  -----------------------------------------------------------
                                                   1998(b)      1997(b)      1996         1995         1994
                                                  ---------     -------     -------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $    8.45     $  8.85     $  8.42     $   8.56     $   9.29
                                                  ---------     -------     -------     --------     --------
INCOME FROM INVESTMENT OPERATIONS

Net investment income.........................          .51         .55         .55          .56          .62
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................         (.31)       (.16)        .40         (.19)        (.86)
                                                  ---------     -------     -------     --------     --------
   Total from investment operations...........          .20         .39         .95          .37         (.24)
                                                  ---------     -------     -------     --------     --------
LESS DISTRIBUTIONS

Dividends from net investment income..........         (.51)       (.55)       (.52)        (.43)       --
Distributions in excess of net investment
   income.....................................         (.19)       (.24)      --           --           --
Tax return of capital distributions...........         (.10)      --          --            (.08)        (.49)
                                                  ---------     -------     -------     --------     --------
   Total distributions........................         (.80)       (.79)       (.52)        (.51)        (.49)
                                                  ---------     -------     -------     --------     --------
Net asset value, end of year..................    $    7.85     $  8.45     $  8.85     $   8.42     $   8.56
                                                  =========     =======     =======     ========     ========

TOTAL RETURN(a):..............................         2.48%       4.59%      11.61%        4.60%       (2.62)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $   1,562     $ 2,397     $44,804     $108,454     $188,966
Average net assets (000)......................    $   2,397     $17,941     $70,794     $139,248     $281,143
Ratios to average net assets:

   Expenses, including distribution fees......         1.96%       1.95%       1.92%        1.83%        1.97%
   Expenses, excluding distribution fees......         1.21%       1.20%       1.17%        1.08%        1.02%
   Net investment income......................         6.03%       6.34%       6.51%        6.61%        6.82%


---------------

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b) Calculated based upon average shares outstanding during the year.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                      PRUDENTIAL GLOBAL LIMITED

                                                             MATURITY FUND, INC.

Financial Highlights                                  LIMITED MATURITY PORTFOLIO

--------------------------------------------------------------------------------


                                                                                  CLASS C

                                                  -----------------------------------------------------------------------
                                                                                                               AUGUST 1,
                                                                                                                1994(C)
                                                                  YEAR ENDED OCTOBER 31,                        THROUGH
                                                  -------------------------------------------------------     OCTOBER 31,
                                                   1998(f)       1997(f)         1996            1995            1994
                                                  ---------     ---------         -----           -----           -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $    8.45     $    8.85       $  8.42         $  8.56         $  8.61
                                                  ---------     ---------         -----           -----           -----
INCOME FROM INVESTMENT OPERATIONS

Net investment income.........................          .50           .55           .55             .54             .14
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................         (.30)         (.16)          .40            (.17)           (.06)
                                                  ---------     ---------         -----           -----           -----
   Total from investment operations...........          .20           .39           .95             .37             .08
                                                  ---------     ---------         -----           -----           -----
LESS DISTRIBUTIONS

Dividends from net investment income..........         (.50)         (.55)         (.52)           (.43)         --
Distributions in excess of net investment
   income.....................................         (.20)         (.24)       --              --              --
Tax return of capital distributions...........         (.10)       --            --                (.08)           (.13)
                                                  ---------     ---------         -----           -----           -----
   Total distributions........................         (.80)         (.79)         (.52)           (.51)           (.13)
                                                  ---------     ---------         -----           -----           -----
Net asset value, end of period................    $    7.85     $    8.45       $  8.85         $  8.42         $  8.56
                                                  =========     =========       =======          =======        =======
TOTAL RETURN(a):..............................         2.48%         4.59%        11.61%           4.60%           0.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $      51     $     107       $    54         $   755(e)      $   200(e)
Average net assets (000)......................    $      64     $     116       $     4         $ 1,461(e)      $   199(e)
Ratios to average net assets:

   Expenses, including distribution fees......         1.96%         1.95%         1.92%           1.70%            .93%(b)
   Expenses, excluding distribution fees......         1.21%         1.20%         1.17%            .95%            .18%(b)
   Net investment income......................         6.07%         6.36%         6.35%           6.43%           7.02%(b)

                                                           CLASS Z

                                                ---------------------------
                                                                JANUARY 27,
                                                                  1997(d)

                                                YEAR ENDED        THROUGH
                                                OCTOBER 31,     OCTOBER 31,
                                                  1998(f)         1997(f)
                                                -----------         -----
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..........  $      8.44       $  8.57
                                                -----------         -----
Income from investment operations

Net investment income.........................          .55           .43
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................         (.28)         (.11)
                                                -----------         -----
   Total from investment operations...........          .27           .32
                                                -----------         -----
LESS DISTRIBUTIONS

Dividends from net investment income..........         (.55)         (.43)
Distributions in excess of net investment
   income.....................................         (.22)         (.02)
Tax return of capital distributions...........         (.10)       --
                                                -----------         -----
   Total distributions........................         (.87)         (.45)
                                                -----------         -----
Net asset value, end of period................  $      7.84       $  8.44
                                                ===========       =======
TOTAL RETURN(a):..............................         3.28%         3.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............  $        49       $     4
Average net assets (000)......................  $        43       $   308(e)
Ratios to average net assets:

   Expenses, including distribution fees......         1.21%         1.20%(b)
   Expenses, excluding distribution fees......         1.21%         1.20%(b)
   Net investment income......................         6.83%        14.07%(b)


---------------

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

(b) Annualized.

(c) Commencement of offering of Class C shares.

(d) Commencement of offering of Class Z shares.

(e) Figures are actual and not rounded to the nearest  thousand.

(f) Calculated based upon average shares outstanding during the period.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                       PRUDENTIAL GLOBAL LIMITED

                                                             MATURITY FUND, INC.

REPORT OF INDEPENDENT ACCOUNTANTS                    LIMITED MATURITY PORTFOLIO

--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Global Limited Maturity Fund, Inc.
Limited Maturity Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Global Limited Maturity Fund, Inc., Limited Maturity Portfolio (the 'Fund') at October 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three periods in the period ended October 31, 1996 were audited by other independent accountants, whose opinion dated December 12, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York

December 21, 1998

--------------------------------------------------------------------------------

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

     AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     BAA: Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

     CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obliqations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o Leading market positions in well-established industries.

     o High rates of return on funds employed.

     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP
DEBT RATINGS

     AAA:An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC AND CC: Obligations rated BB, B, CCC and CC are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and CC the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                   APPENDIX I-GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing-buying securities when prices are low and selling them when prices are relatively higher-may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II-HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     The following chart shows the long-term performance of various asset classes and the rate of inflation.

[GRAPHIC OMITTED]

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1988 through 1998. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary-Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

                        [GRAPHIC OMITTED FOR LINE CHART]

Vaue of $1.00 invested on
1/1/26 through 12/31/98


Small Stocks    $5,116.95
Common Stocks   $2,350.89


Long-term Bonds   $44.18
Treasury Bills    $14.94
Inflation         $9.16


----------
1 LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

2 LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation

  (FHLMC).

3 LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.



4LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year. Source: Lipper, Inc.



5SALOMON SMITH BARNEY BROTHERS WORLD  GOVERNMENT  INDEX (NON U.S.) includes over
 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from 12/31/85 through 12/31/98. It does not represent the performance of any Prudential Mutual Fund.

AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS 12/31/85-12/31/98 (IN U.S. DOLLARS)

[GRAPHIC OMITTED]

Belgium                  22.7%
Spain                    22.5%
The Netherlands          20.8%
Sweden                   19.9%
Switzerland              18.3%
USA                      18.1%
Hong Kong                17.8%
France                   17.4%
UK                       16.7%
Germany                  13.4%
Austria                   8.9%
Japan                     6.5%


Source: Morgan Stanley Capital International (MSCI) and Lipper, Inc. as of 12/31/98. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.


This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.


[GRAPHIC OMITTED]

Capital Appreciation and Reinvesting Dividends
Capital Appreciation only

$391,707

$133,525


Source: Lipper, Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.


                   ----------------------------------------
                  WORLD STOCK MARKET CAPITALIZATION BY REGION

                          WORLD TOTAL: $15.8 TRILLION

                               [GRAPHIC OMITTED]

Canada             1.8%
Pacific Basin     12.5%
U.S.              51.0%
Europe            34.7%


                    Source: Morgan Stanley Capital International, December 31, 1998. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

   This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1997)

[GRAPHIC OMITTED]

----------------------------------------
Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1998. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                APPENDIX III-INFORMATION RELATING TO PRUDENTIAL



     Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed-Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.


INFORMATION ABOUT PRUDENTIAL



     The Manager and PIC1 are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs more than 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

     INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than 1.5 million cars and insures more than 1.2 million homes.

     MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $211 billion in assets of institutions and individuals. In INSTITUTIONAL INVESTOR, July 1998, Prudential was ranked eighth in terms of total assets under management as of December 31, 1997.

     REAL ESTATE. The Prudential Real Estate Affiliates is one of the leading real estate residential and commercial brokerage networks in North America, and has more than 37,000 real estate brokers and agents with over 1,400 offices across the United States.2

     HEALTHCARE. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.3

     FINANCIAL SERVICES. The Prudential Savings Bank FSB, a wholly-owned subsidiary of Prudential, has nearly $1 billion in assets and serves nearly 1.5 million customers across 50 states.2

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

     As of November 30, 1998 Prudential Investments Fund Management was the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

     The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

----------

1 PIC serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as one of the subadvisers to The Prudential Investment Portfolios, Inc. and Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust. 2 As of December 31, 1997. 3 On December 10, 1998 Prudential announced its intention to sell Prudential Health Care to Aetna, Inc. for $1 billion

                                     III-1

     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

     EQUITY FUNDS. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.



     HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.4 Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.



     Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of different bond issuers in the investment grade corporate and municipal bond markets-from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.


     Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers-from Pulp and Paper Forecaster to Women's Wear Daily-to keep them informed of the industries they follow.

     Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.



     Prudential Mutual Funds trades billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. Prudential's portfolio managers meet with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

INFORMATION ABOUT PRUDENTIAL SECURITIES

     Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1998, assets held by Prudential Securities for its clients approximated $268 billion. During 1998, over 31,000 new customer accounts were opened each month at Prudential Securities.5

     Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment and financial planning areas.

     In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectsSM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

     For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

----------
4 As of December 31, 1997. The number of bonds and the size of the Fund are subject to change.

5 As of December 31, 1998.


                                     III-2

                                  APPENDIX IV

                        FIVE PERCENT SHAREHOLDER REPORT

     As of December 11, 1998 each of the following entities owned more than 5% of the outstanding voting securities of each of the classes indicated:

            NAME               NUMBER OF SHARES/CLASS     % OWNERSHIP OF CLASS
Susan M Nuttall               2,387/C                    34.93%
14 Bayberry Ln
Absecon NJ 08201-1303

Dino Battistini               1,285/C                    18.81%
Eleanor Battistini TEN ENT
4803 SE Sunset CT Apt 608
Cape Coral FL 33904

Mr Clarence A Kruezer         1,423/C                    20.83%
Mrs Lynn A Loy JT TEN
237 Elm St SW
Grand Rapids MI 49507-2414

Prudential Securities C/F     1,381/C                    20.21%
C/F Ms Ethel Eiseman
IRA DTD 11/20/95
4739 Willis Ave Apt 101
Sherman Oaks CA 91403-2670

Prudential Securities C/F     4,899/Z                    78.40%
Audrey H Maclean
IRA Rollover DTD 06/05/95
77 Spruce Ridge Dr
Fishkill NY 12524-1544

Prudential Global LTD         589/Z                       9.43%
Maturity
For The Account Of
Robin B Smith
Deferred Compensation
1105 Park Ave #10D
New York NY 10128

First Church Of Christ        526/Z                       8.42%
Scientist
Attn: Delsie Carden
1800 N Roxboro Rd
Durham NC 27701-1351


                                      IV-1